U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 26, 2001


                         Commission file number 0-22464


                                KOALA CORPORATION
                                -----------------
                      (Exact name of small business issuer
                          as specified in its charter)


          Colorado                                               84-1238908
          --------                                               ----------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)


                 11600 E. 53rd Avenue, Unit D, Denver, CO 80239
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 574-1000
                                 --------------
                           (Issuer's telephone number)


                                 Not Applicable
                                 --------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 5.           OTHER EVENTS

         On September 26, 2001, Koala Corporation (the "Company") entered into an Amended and Restated Revolving Credit, Term Loan and Security Agreement with its senior lenders. The Company issued a press release announcing its restructured line of credit on September 27, 2001. A copy of the press release is attached hereto as exhibit 99.1

ITEM 7.             FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION AND
                    EXHIBITS

         (c)        Exhibits.

         10.1 Amended and Restated Revolving Credit Agreement among Koala Corporation, U.S. Bank National Association, as agent for the lenders, and the Other Lenders Party Hereto, dated September 26, 2001.

         99.1       Press Release issued September 27, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KOALA CORPORATION


Date:  October 4, 2001                      By: /s/ Mark A. Betker
                                            ----------------------------------
                                            Mark A. Betker, Chairman and Chief
                                            Executive Officer

                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

                                      among

                               KOALA CORPORATION,


            U.S. BANK NATIONAL ASSOCIATION, AS AGENT FOR THE LENDERS,

                                       and

                         THE OTHER LENDERS PARTY HERETO



                               SEPTEMBER 26, 2001

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
    1.       DEFINITIONS......................................................1
                      1.1      CERTAIN SPECIFIC TERMS.........................1
                               ----------------------
                      1.2      SINGULARS AND PLURALS.........................11
                               ---------------------
                      1.3      U.C.C. DEFINITIONS............................11
                               ------------------

    2.       AMOUNTS AND TERMS OF LOANS......................................12
                      2.1      REVOLVING CREDIT..............................12
                               ----------------
                      2.2      TERM LOAN.....................................14
                               ---------

    3.       LETTERS OF CREDIT...............................................15
                      3.1      AMOUNT.  .....................................15
                               ------
                      3.2      COLLATERAL.  .................................15
                               ----------

    4.       INTEREST, FEES AN PAYMENT CONVENTIONS...........................16
                      4.1      PROMISE TO PAY INTEREST.......................16
                               -----------------------
                      4.2      PROMISE TO PAY FEES...........................16
                               -------------------
                      4.3      COMPUTATION OF INTEREST AND FEES.  ...........17
                               --------------------------------
                      4.4      DEFICIENCY ADVANCES; FAILURE TO PURCHASE......18
                               ----------------------------------------
                      4.5      ACCOUNT STATED................................18
                               --------------

    5.       COLLATERAL AND INDEBTEDNESS SECURED.............................19
                      5.1      SECURITY INTEREST.............................19
                               -----------------
                      5.2      INDEBTEDNESS SECURED..........................20
                               --------------------

    6.       REPRESENTATIONS AND WARRANTIES..................................20
                      6.1      EXISTENCE.....................................20
                               ---------
                      6.2      CAPACITY......................................21
                               --------
                      6.3      INVENTORY.....................................21
                               ---------
                      6.4      TITLE TO COLLATERAL...........................21
                               -------------------
                      6.5      NOTES RECEIVABLE..............................21
                               ----------------
                      6.6      EQUIPMENT.....................................21
                               ---------
                      6.7      PLACE OF BUSINESS.............................22
                               -----------------
                      6.8      FINANCIAL CONDITION...........................22
                               -------------------
                      6.9      TAXES.........................................22
                               -----
                      6.10     LITIGATION....................................22
                               ----------
                      6.11     ERISA MATTERS.................................22
                               -------------
                      6.12     ENVIRONMENTAL MATTERS.........................23
                               ---------------------
                      6.13     VALIDITY OF TRANSACTION DOCUMENTS.............24
                               ---------------------------------
                      6.14     NO CONSENT OR FILING..........................24
                               --------------------
                      6.15     NO VIOLATIONS.................................24
                               -------------
                      6.16     TRADEMARKS AND PATENTS........................24
                               ----------------------

                      6.18     COMPLIANCE WITH LAWS..........................25
                               --------------------
                      6.19     LICENSES, PERMITS, ETC........................25
                               -----------------------
                      6.20     LABOR CONTRACTS...............................25
                               ---------------
                      6.21     CONSOLIDATED SUBSIDIARIES.....................25
                               -------------------------
                      6.22     CAPITALIZATION................................25
                               --------------

    7.       CERTAIN DOCUMENTS TO BE DELIVERED TO LENDERS....................26
                      7.1      CLOSING DELIVERIES.  .........................26
                               ------------------
                      7.2      ADDITIONAL DOCUMENTS..........................26
                               --------------------

    8.       AFFIRMATIVE COVENANTS...........................................26
                      8.1      FINANCIAL INFORMATION.........................26
                               ---------------------
                      8.2      BORROWING BASE CERTIFICATES...................27
                               ---------------------------
                      8.3      INVENTORY IN POSSESSION OF THIRD PARTIES......27
                               ----------------------------------------
                      8.4      EXAMINATIONS..................................28
                               ------------
                      8.5      VERIFICATION OF COLLATERAL....................28
                               --------------------------
                      8.6      TAXES.........................................28
                               -----
                      8.7      LITIGATION....................................28
                               ----------
                      8.8      INSURANCE.....................................28
                               ---------
                      8.9      GOOD STANDING; BUSINESS.......................29
                               -----------------------
                      8.10     PENSION REPORTS...............................29
                               ---------------
                      8.11     NOTICE OF ADVERSE EVENT OR NON-COMPLIANCE.....29
                               -----------------------------------------
                      8.12     COMPLIANCE WITH ENVIRONMENTAL LAWS............30
                               ----------------------------------
                      8.13     DEFEND COLLATERAL.............................30
                               -----------------
                      8.14     USE OF PROCEEDS...............................30
                               ---------------
                      8.15     COMPLIANCE WITH LAWS..........................30
                               --------------------
                      8.16     MAINTENANCE OF PROPERTY.......................30
                               -----------------------
                      8.17     LICENSES, PERMITS, ETC........................31
                               -----------------------
                      8.18     TRADEMARKS AND PATENTS........................31
                               ----------------------
                      8.19     ERISA.........................................31
                               -----
                      8.20     MAINTENANCE OF OWNERSHIP......................31
                               ------------------------
                      8.21     ACTIVITIES OF CONSOLIDATED SUBSIDIARIES.......31
                               ---------------------------------------

    9.       NEGATIVE COVENANTS..............................................31
                      9.1......LOCATION OF INVENTORY, EQUIPMENT,
                               ----------------------------------
                               AND BUSINESS RECORDS..........................31
                               --------------------
                      9.2      BORROWED MONEY................................31
                               --------------
                      9.3      SECURITY INTEREST AND OTHER ENCUMBRANCES......32
                               ----------------------------------------
                      9.4      STORING AND USE OF COLLATERAL.................32
                               -----------------------------
                      9.5      MERGERS, CONSOLIDATIONS, SALES................32
                               ------------------------------
                      9.6      CAPITAL CHANGES...............................32
                               ---------------
                      9.7      RESTRICTED PAYMENT............................32
                               ------------------
                      9.8      INVESTMENTS AND ADVANCES......................32
                               ------------------------
                      9.9      GUARANTIES....................................33
                               ----------
                      9.10     NAME CHANGE...................................33
                               -----------

                      9.11     DISPOSITION OF COLLATERAL.....................33
                               -------------------------
                      9.12     FINANCIAL COVENANTS...........................33
                               -------------------
                      9.13     AGREEMENTS WITH AFFILIATES....................34
                               --------------------------
                      9.14     OWNERSHIP AND MANAGEMENT......................34
                               ------------------------

    10.      EVENTS OF DEFAULT...............................................34
                      10.1     EVENTS OF DEFAULT.............................34
                               -----------------
                      10.2     EFFECTS OF AN EVENT OF DEFAULT................37
                               ------------------------------

    11.      APPOINTMENT AND AUTHORIZATION OF AGENT..........................37
                      11.1     APPOINTMENT AND AUTHORIZATION.................37
                               -----------------------------
                      11.2     AGENT AND AFFILIATES..........................37
                               --------------------
                      11.3     ACTION BY AGENT...............................37
                               ---------------
                      11.4     CONSULTATION WITH EXPERTS.....................38
                               -------------------------
                      11.5     LIABILITY OF AGENT............................38
                               ------------------
                      11.6     INDEMNIFICATION...............................38
                               ---------------
                      11.7     CREDIT DECISION...............................38
                               ---------------
                      11.8     SUCCESSOR AGENT...............................38
                               ---------------
                      11.9     ASSIGNMENT BY LENDERS.........................39
                               ---------------------

    12.      LENDERS' RIGHTS AND REMEDIES....................................39
                      12.1     GENERALLY.....................................39
                               ---------
                      12.2     NOTIFICATION OF ACCOUNT DEBTORS...............39
                               -------------------------------
                      12.3     POSSESSION OF COLLATERAL......................39
                               ------------------------
                      12.4     COLLECTION OF RECEIVABLES.....................39
                               -------------------------
                      12.5     LICENSE TO USE PATENTS, TRADEMARKS,
                               ------------------------------------
                               AND TRADE NAMES...............................40
                               ---------------

    13.      MISCELLANEOUS...................................................40
                      13.1     EXPENSES.  ...................................40
                               --------
                      13.2     LENDERS' CONSENTS, WAIVERS AND AMENDMENTS.....40
                               -----------------------------------------
                      13.3     PERFECTING THE SECURITY INTEREST;
                               ----------------------------------
                               PROTECTING THE COLLATERAL.....................40
                               -------------------------
                      13.4     PERFORMANCE OF BORROWER'S DUTIES..............40
                               --------------------------------
                      13.5     NOTICE OF SALE................................41
                               --------------
                      13.6     WAIVER BY LENDERS.............................41
                               -----------------
                      13.7     WAIVER BY BORROWER............................41
                               ------------------
                      13.8     SETOFF........................................41
                               ------
                      13.9     ASSIGNMENT....................................41
                               ----------
                      13.10    SUCCESSORS AND ASSIGNS........................42
                               ----------------------
                      13.11    MODIFICATION..................................42
                               ------------
                      13.12    COUNTERPARTS..................................42
                               ------------
                      13.13    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES......42
                               ----------------------------------------
                      13.14    INDEMNIFICATION...............................42
                               ---------------
                      13.15    TERMINATION...................................43
                               -----------
                      13.16    FURTHER ASSURANCES............................44
                               ------------------
                      13.17    HEADINGS......................................44
                               --------

                      13.18    CUMULATIVE SECURITY INTEREST, ETC.............44
                               ----------------------------------
                      13.19    LENDERS' DUTIES...............................44
                               ---------------
                      13.20    NOTICES GENERALLY.............................44
                               -----------------
                      13.21    SEVERABILITY..................................44
                               ------------
                      13.22    INCONSISTENT PROVISIONS.......................45
                               -----------------------
                      13.23    ENTIRE AGREEMENT..............................45
                               ----------------
                      13.24    APPLICABLE LAW................................45
                               --------------
                      13.25    CONSENT TO JURISDICTION.......................45
                               -----------------------
                      13.26    JURY TRIAL WAIVER.............................45
                               -----------------
                      13.27    NO ORAL AGREEMENTS............................45
                               ------------------

Schedules

5.1(d)            -        Trademarks, Patents, etc.
6.3               -        Inventory and Equipment
6.4               -        Existing Liens
6.7               -        Location of Books and Records
6.9               -        Unpaid Taxes
6.10              -        Litigation
6.21              -        Consolidated Subsidiaries
6.22              -        Capitalization
8.8               -        Insurance

Exhibits

         A                 List of Lenders
         B-1               Revolving Note
         B-2               Term Note
         C                 Applicable Margin
         D                 Financial Statements Certification
         E                 Compliance Certificate
         F                 Assignment and Acceptance Agreement
         G                 Borrowing Notice
         H                 Borrowing Base Certificate

                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


         This AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of September 26, 2001, is by and among KOALA CORPORATION, a Colorado corporation, as borrower and debtor ("Borrower"), the LENDERS (as hereinafter defined), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender and in its capacity as agent acting in the manner described below ("U.S. Bank" or "Agent").

                                    RECITALS
                                    --------

         A. Borrower, U.S. Bank and KeyBank National Association ("KeyBank") are parties to that certain Revolving Credit and Security Agreement dated November 17, 2000 (the "Existing Revolving Credit Agreement").

         B. Borrower and the Lenders have agreed to enter into this Agreement to amend and restate the Existing Revolving Credit Agreement to establish a revolving credit facility pursuant to which the Lenders will provide funding to Borrower in an aggregate principal amount equal to the Total Revolving Credit Commitment (the "Revolving Facility") and to establish a term loan in an aggregate principal amount equal to the Term Loan Amount (the "Term Facility").

         C. The Lenders are willing to make available the credit facilities provided for herein based on the representations, warranties, covenants, terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         The parties agree as follows:

1.       DEFINITIONS.

1.1 CERTAIN SPECIFIC TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

                  "ACCOUNT" means any account receivable, including any rights of payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the UCC) or chattel paper, whether or not it has been earned by performance and in addition includes all property included in the definition of "accounts" as used in the UCC together with any guaranties, letters of credit and other security therefor.

                  "ACCOUNT DEBTOR" means a Person who is obligated under any Account, general intangible, chattel paper or instrument.

                  "ADVANCE" means a loan made to Borrower by Lenders pursuant to this Agreement.

                  "AFFILIATE" means (i) any officer or director of Borrower,
(ii) any other person or entity that controls, is controlled by or is under common control with Borrower, (iii) any person or entity that directly or indirectly owns ten percent (10%) or more of any shareholder or member of Borrower, and (iv) any person or entity ten percent (10%) or more of the equity of which is owned by a shareholder or member of Borrower.

                  "APPLICABLE COMMITMENT PERCENTAGE" means, for each Lender at any time, a fraction the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentages for each Lender as of the Closing Date are set forth in Exhibit A; provided that the Applicable Commitment Percentages of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with this Agreement.

                  "APPLICABLE MARGIN" means the appropriate percentages set forth on Exhibit C opposite certain Consolidated Leverage Ratios of Borrower.

                  "ASSIGNMENT AND ACCEPTANCE" shall mean an Assignment and Acceptance in the form of Exhibit F (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 2.1.

                  "AUTHORIZED REPRESENTATIVE" means any of the President, Chief Executive Officer, Chief Operating Officer or any Vice President of the Borrower or, with respect to financial matters, the Chief Financial Officer or Vice President of Finance of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower.

                  "BASE RATE" means, for any day, the rate per annum equal to the sum of the Prime Rate for such date plus the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate.

                  "BORROWER" has the meaning provided in the introductory paragraph of this Agreement.

                  "BORROWING BASE" means the amount obtained from the sum of (i) Eligible Accounts Receivable multiplied by 80% and (ii) the sum of (A) Eligible Inventory other than component parts multiplied by 50% and (B) component parts multiplied by 30%, with a maximum amount allowable under this subparagraph (ii) being $6,000,000.

                  "BORROWING BASE CERTIFICATE" means a certificate furnished by Borrower to Lenders in the form attached as Exhibit H.

                  "BORROWING NOTICE" means a request for an Advance under the Revolving Line of Credit and, if written, in the form attached as Exhibit G.

                  "BUSINESS DAY" means, (i) except as expressly provided in clause (ii), any day which is not a Saturday, Sunday or a day on which banks in the State are authorized or obligated by law, executive order or governmental decree to be closed, and (ii) with respect to the selection, funding, interest rate, payment and Interest Period of any Eurodollar Rate Loan, any day which is a business day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, and Denver, Colorado.

                  "CLOSING DATE" means the date on which all Transaction Documents have been executed and delivered to and accepted by Lenders, all conditions precedent to funding have been satisfied, including those set forth in Sections 6 and 7, and the initial Advance(s) are made by Lenders.

                  "COLLATERAL" means collectively all of the property of Borrower subject to the Security Interest and described in Sections 5.1 and 5.2.

                  "CONSOLIDATED EBITDA" means, with respect to the Borrower and its Consolidated Subsidiaries for any four-quarter period (or other applicable period, if appropriate) ending on the date of computation thereof, the sum of, without duplication, (i) net income, (ii) Consolidated Interest Expense, (iii) cash taxes on income, (iv) amortization, and (v) depreciation, all determined on a consolidated basis in accordance with GAAP (except for calculation of cash taxes on income) applied on a consistent basis.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to any period of computation thereof, the gross cash interest expense of the Borrower and its Consolidated Subsidiaries, including without limitation the portion of any payments made in connection with capital leases allocable to the interest expense, all determined on a consolidated basis in accordance with financial calculations applied on a consistent basis.

                  "CONSOLIDATED LEVERAGE RATIO" means, as of the date of computation thereof, the ratio of (i) Debt to (ii) Consolidated EBITDA determined as follows: (a) for the quarter ended September 30, 2001, Consolidated EBITDA shall be calculated at the end of such quarter, added to Consolidated EBITDA for the previous two quarters and annualized by multiplying the resulting sum by 1.33333, (d) for all quarters ending on or after December 31, 2001, Consolidated EBITDA shall be determined on a trailing four-quarter basis.

                  "CONSOLIDATED SUBSIDIARY" means any corporation, limited liability company, partnership or other entity of which at least fifty percent (50%) of the voting power is controlled by Borrower, directly or indirectly, through one or more Consolidated Subsidiaries, whether existing on the date hereof or acquired at any time hereafter. If Borrower has no Consolidated Subsidiaries, the provisions of this Agreement relating to Consolidated Subsidiaries shall be inapplicable without affecting the applicability of such provisions to Borrower alone.

                  "DEBT" means with respect to the Borrower and its Consolidated Subsidiaries (i) indebtedness for borrowed money or for the deferred purchase price of property or services including performance bonds or other debt instruments, (ii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of the kinds referred to in clause (i) or (ii) above, and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

                  "DEFAULT" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "DEFAULT RATE" means with respect to the Revolving Facility and the Term Facility, fees, and other amounts payable in respect to the Indebtedness a rate of interest per annum which shall be three percent (3%) above the Base Rate, and in any case, the maximum rate permitted by applicable law, if lower.

                  "DISPOSAL" means the intentional or unintentional abandonment, discharge, deposit, injection, dumping, spilling, leaking, storing, burning, thermal destruction, or placing of any Hazardous Substance so that it or any of its constituents may enter the Environment.
                  "ELIGIBLE ACCOUNTS RECEIVABLE" means all Accounts of Borrower except (i) Accounts over 90 days past their invoice date, (ii) all Accounts of any entity if 10% or more of such entity's Accounts with Borrower are over 90 days past their invoice date, (iii) employee Accounts, (iv) affiliated Accounts,
(v) contra Accounts, (vi) customer deposits or (vii) foreign Accounts not backed by a letter of credit or foreign credit insurance.

                  "ELIGIBLE ASSIGNEE" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.9, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower in the absence of written notification of such disapproval within five
(5) Business Days of the Borrower being informed of such assignment.

                  "ELIGIBLE INVENTORY" means all Inventory of Borrower except
(i) work in process (excluding component parts), (ii) defective Inventory, (iii) obsolete or slow moving Inventory, (iv) packaging and supplies, (v) forms, fixtures and tools, (vi) scrap, (vii) for the period ending December 31, 2001 and thereafter, any Inventory of PS Florida, Inc. D/B/A Park Structures that is not located at Borrower's or its Consolidated Subsidiaries' facilities (including any Inventory located at any vendor's facilities), (viii) in transit Inventory, and (ix) research and development materials.

                  "ENVIRONMENT" means any water including, but not limited to, surface water and ground water or water vapor; any land including land surface or subsurface; stream sediments; air; fish, wildlife, plants; and all other natural resources or environmental media.

                  "ENVIRONMENTAL LAWS" means all federal, state, and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances, regulations, codes, and rules relating to the protection of the Environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production, or disposal of Hazardous Substances and the policies, guidelines, procedures, interpretations, decisions, orders, and directives of federal, state, and local governmental agencies and authorities with respect thereto.

                  "ENVIRONMENTAL PERMITS" means all licenses, permits, approvals, authorizations, consents, or registrations required by any applicable Environmental Laws and all applicable judicial and administrative orders in connection with ownership, lease, purchase, transfer, closure, use, and/or operation of any property owned, leased, or operated by Borrower or any Consolidated Subsidiary and/or as may be required for the storage, treatment, generation, transportation, processing, handling, production, or disposal of Hazardous Substances.

                  "ENVIRONMENTAL QUESTIONNAIRE" means a questionnaire and all attachments thereto concerning (i) activities and conditions affecting the Environment at any property owned, leased or used by Borrower or any Consolidated Subsidiary, or (ii) the enforcement or possible enforcement of any Environmental Law against Borrower or any Consolidated Subsidiary.

                  "ENVIRONMENTAL REPORT" means a written report prepared for Lenders by an environmental consulting or environmental engineering firm.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EVENT OF DEFAULT" means an Event of Default or Events of Default as defined in Section 10.

                  "EXCESS CASH FLOW" means the amount obtained at the end of each Fiscal Year of Borrower pursuant to the following calculation: (i) the amount of trailing four-quarter Consolidated EBITDA less (ii) (cash taxes paid plus unfinanced capital expenditures plus scheduled amortization of Debt plus cash interest paid plus the increase in working capital or minus the decrease in working capital, as appropriate, all for such Fiscal Year).

                  "FACILITY" means the Revolving Facility and the Term Facility.

                  "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code, entitled "Bankruptcy," as amended, or any successor federal bankruptcy law.

                  "FISCAL YEAR" means the twelve month fiscal period of the Borrower and its Consolidated Subsidiaries commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

                  "FIXED CHARGE COVERAGE" means Unallocated Cash Flow divided by Fixed Charges.

                  "FIXED CHARGES" means the sum of scheduled principal payments on Debt, cash interest on Debt and rent and operating lease expense of the Borrower determined as follows: (a) for the quarter ended September 30, 2001, such items shall be calculated at the end of such quarter and annualized by multiplying actual fixed charges for the quarter by four, (b) for the quarter ending December 31, 2001, such items shall be calculated at the end of such quarter, added to the total fixed charges for the previous quarter and annualized by multiplying such sum by two, (c) for the quarter ending March 31, 2002, such items shall be calculated at the end of such quarter, added to total fixed charges for the previous two quarters and annualized by multiplying such amount by 1.33333, (d) for all quarters ending after March 31, 2002, fixed charges shall be determined on a trailing four-quarter basis.

                  "GAAP" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "HAZARDOUS SUBSTANCES" means, without limitation, any explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances, and any other material defined as a hazardous substance in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601(14).

                  "INDEBTEDNESS" means the indebtedness evidenced by the Revolving Notes and the Term Note, secured by the Security Interest described in
Section 5, together with all other amounts due, or which may become due, under the Transaction Documents.

                  "INDEMNIFIED LIABILITIES" has the meaning provided in Section 13.14(c) of this Agreement.

                  "INTEREST COVERAGE" means Consolidated EBITDA divided by the Consolidated Interest Expense for Borrower determined as follows: (a) for the quarter ended September 30, 2001, such items shall be calculated at the end of such quarter and annualized by multiplying Consolidated EBITDA or Consolidated Interest Expense (as appropriate) for the quarter by four, (b) for the quarter ending December 31, 2001, such items shall be calculated at the end of such quarter, added to the total Consolidated EBITDA or Consolidated Interest Expense (as appropriate) for the previous quarter and annualized by multiplying such sum by two, (c) for the quarter ending March 31, 2002, such items shall be calculated at the end of such quarter, added to the total Consolidated EBITDA or Consolidated Interest Expense (as appropriate) for the previous two quarters and annualized by multiplying such amount by 1.33333, (d) for all quarters ending on or after June 30, 2002, Consolidated EBITDA and Consolidated Interest Expense shall be determined on a trailing four-quarter basis.

                  "INVENTORY" means inventory, as defined in the Uniform Commercial Code as in effect in the State as of the date of this Agreement, and in any event shall include returned or repossessed goods.

                  "ISSUING BANK" shall mean U.S. Bank.

                  "LENDERS" means U.S. Bank, KeyBank and the other persons or entities listed on Exhibit A of this Agreement and any successors or assigns of each Lender.

                  "LETTER OF CREDIT" means a standby letter of credit issued by the Issuing Bank pursuant to Article 3 hereof for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "LETTER OF CREDIT COMMITMENT" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "LETTER OF CREDIT OUTSTANDINGS" means, as of the date of determination, the aggregate amount available to be drawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the business, properties, operations, prospects or condition, financial or otherwise, of the Borrower and its Consolidated Subsidiaries, taken as a whole,
(ii) the ability of the Borrower and its Consolidated Subsidiaries taken as a whole to pay or perform its respective obligations, liabilities and indebtedness under the Transaction Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Transaction Document or the validity, legality or enforceability thereof.

                  "NET PROCEEDS" (a) from any public or private offering of any equity security means cash proceeds received by the Borrower or any Consolidated Subsidiary therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any asset disposition means cash payments received by the Borrower and any Subsidiary therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any asset disposition ) as and when received, net of (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such disposition, (iii) all amounts applied to repayment of Debt (other than the Indebtedness) secured by a lien on the asset or property disposed and (iv) all amounts reinvested by the Borrower and its Consolidated Subsidiaries substantially contemporaneously with such disposition (or to be invested within 90 days pursuant to an investment plan approved by the Agent) in replacement assets of substantially equal or greater value and utility;

                  "NOTES" means the Term Note and any Revolving Note.

                  "OUTSTANDINGS" means, collectively, at any date, all Revolving Credit Outstandings and Letter of Credit Outstandings on such date.

                  "PARTICIPATION" means with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

                  "PENSION EVENT" means, with respect to any Pension Plan, the occurrence of (i) any prohibited transaction described in Section 406 of ERISA or in Section 4975 of the Internal Revenue Code; (ii) any Reportable Event;
(iii) any complete or partial withdrawal, or proposed complete or partial withdrawal, of Borrower or any Consolidated Subsidiary from such Pension Plan;
(iv) any complete or partial termination, or proposed complete or partial termination, of such Pension Plan; or (v) any accumulated funding deficiency (whether or not waived), as defined in Section 302 of ERISA or in Section 412 of the Internal Revenue Code.

                  "PENSION PLAN" means any pension plan, as defined in Section 3(2) of ERISA, which is a multi-employer plan or a single employer plan, as defined in Section 4001 of ERISA, and subject to Title IV of ERISA and which is
(i) a plan maintained by Borrower or any Consolidated Subsidiary for employees or former employees of Borrower or of any Consolidated Subsidiary; (ii) a plan to which Borrower or any Consolidated Subsidiary contributes or is required to contribute; (iii) a plan to which Borrower or any Consolidated Subsidiary was required to make contributions at any time during the five (5) calendar years preceding the date of this Agreement; or (iv) any other plan with respect to which Borrower or any Consolidated Subsidiary has incurred or may incur liability, including, without limitation, contingent liability, under Title IV of ERISA either to such plan or to the Pension Benefit Guaranty Corporation. For purposes of this definition and the definition of Pension Event, Borrower shall include any trade or business (whether or not incorporated) which, together with Borrower or any Consolidated Subsidiary, is deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

                  "PRIME RATE" means the rate of interest from time to time publicly announced by the Agent as its "prime rate". The Agent may lend to its customers at rates that are at, above or below the Prime Rate. For purposes of determining any interest rate hereunder or under any other Transaction Document which is based on the Prime Rate, such interest rate shall change as and when the Prime Rate changes.

                  "REIMBURSEMENT OBLIGATION" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of loans pursuant to Section 3) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "RELEASE" means "release," as defined in Section 101(22) of the Comprehensive, Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601(22), and the regulations promulgated thereunder.

                  "REPORTABLE EVENT" means any event described in Section 4043(b) of ERISA or in regulations issued thereunder with regard to a Pension Plan.

                  "REQUIRED LENDERS" means, as of any date, all of the Lenders on such date.

                  "RESTRICTED PAYMENT" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or securities of Borrower or any securities of its Consolidated Subsidiaries (other than those payable or distributable solely to the Borrower or a Consolidated Subsidiary of the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of class of stock or securities to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or securities of Borrower or of any of its Consolidated Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or of its Consolidated Subsidiaries now or hereafter outstanding; (d) any issuance and sale of securities of any Consolidated Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

                  "REVOLVING CREDIT COMMITMENT" means, with respect to each Lender, the obligations of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "REVOLVING CREDIT MATURITY DATE" means September 26, 2002.

                  "REVOLVING CREDIT OUTSTANDINGS" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "REVOLVING FACILITY" has the meaning set forth in the Recitals to this Agreement.

                  "REVOLVING LINE OF CREDIT" means the revolving line of credit described in Section 2.1 hereof and all renewals, extensions, modifications, amendments, restatements and substitutions thereof or therefor.

                  "REVOLVING LOANS" means any borrowing pursuant to an Advance under the Revolving Line of Credit.

                  "REVOLVING NOTE" has the meaning provided in Section 2.1(a) of this Agreement.

                  "SCHEDULE" means any schedule executed in connection with, and which is a part of, this Agreement.

                  "SECURITY INTEREST" means the security interest granted to Lenders by Borrower as described in Section 5.

                  "STATE" means the state of Colorado.

                  "TERM FACILITY" has the meaning set forth in the Recitals to this Agreement.

                  "TERM LOAN COMMITMENT" means an amount equal to Twenty-Eight Million Dollars ($28,000,000).

                  "TERM LOAN MATURITY DATE" means September 26, 2004.

                  "TERM NOTE" has the meaning provided in Section 2.2(a) of this Agreement.

                  "THIRD PARTY" means any person or entity who has executed and delivered, or who in the future may execute and deliver, to Lenders any agreement, instrument, or document, pursuant to which such person or entity has guaranteed to Lenders the payment of the Indebtedness or has granted Lenders a security interest in or lien on some or all of such person's or entity's real or personal property to secure the payment of the Indebtedness.

                  "TOTAL LETTER OF CREDIT COMMITMENT" means an amount not to exceed $2,000,000.

                  "TOTAL REVOLVING CREDIT COMMITMENT" means a principal amount equal to $14,000,000.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Pledge and Security Agreement, the Third Party Security Agreements, the Assignment of Security Interest in U.S. Trademarks and Patents and all other agreements and documents, including, without limitation, collateral documents, letter of credit agreements, notes, acceptance credit agreements, security agreements, pledges, guaranties, mortgages, title insurance, assignments, and subordination agreements now or hereafter required to be executed by Borrower or any Third Party.

                  "UNALLOCATED CASH FLOW" means the sum of (a) Consolidated EBITDA, plus (b) rent and operating lease expense, less (c) cash dividends, less
(d) cash taxes and less (e) unfinanced capital expenditures of the Borrower determined as follows: (a) for the quarter ended September 30, 2001, such items shall be calculated at the end of such quarter and annualized by multiplying unallocated cash flow for the quarter by four, (b) for the quarter ending December 31, 2001, such items shall be calculated at the end of such quarter, added to the unallocated cash flow for the previous quarter and annualized by multiplying such sum by two, (c) for the quarter ending March 31, 2002, such items shall be calculated at the end of such quarter, added to unallocated cash flow for the previous two quarters and annualized by multiplying such amount by 1.33333, (d) for all quarters ending after March 31, 2002, unallocated cash flow shall be determined on a trailing four-quarter basis.

1.2 SINGULARS AND PLURALS. Unless the context otherwise requires, words in the singular include the plural, and in the plural include the singular.

1.3      U.C.C. DEFINITIONS.     Unless otherwise defined in Section 1.1 or
elsewhere in this Agreement, capitalized words shall have the meanings set forth in the Uniform Commercial Code as in effect in the State as of the date of this Agreement.

2.       AMOUNTS AND TERMS OF LOANS.

2.1 REVOLVING CREDIT. (1) Amount. Subject to the other terms and conditions set forth in this Agreement, the Lenders agree to make available to Borrower, until the Revolving Credit Maturity Date, Advances equal to the Total Revolving Credit Commitment, which shall be evidenced by promissory notes in the form of Exhibit B ("Revolving Note").

(2) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Commitment from time to time from the Closing Date until the Revolving Credit Maturity Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as any Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided, further, however, that immediately after giving effect to each such Advance, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment or the Borrowing Base, whichever is less.

(1) Additional Lenders. Additional Lenders may join the Facility from time to time by executing and delivering an appropriate Assignment and Acceptance to each of the Lenders and to Borrower, provided that the amount of such Lender's Revolving Credit Commitment shall not cause the total amount of the Revolving Facility to exceed Fourteen Million Dollars ($14,000,000).

(2) Expiration of Revolving Facility upon Revolving Credit Maturity Date. The term of the Revolving Facility will expire and all principal and interest amounts owed to Lenders under the Revolving Facility shall be immediately due and payable on the Revolving Credit Maturity Date.

(3)      Advances.

(1) Requests for Advances. Any request by an Authorized Representative of the Borrower for an Advance hereunder shall be in writing or by telephone (if given by telephone, such request must be followed by a written Borrowing Notice) and must be given on behalf of the Borrower so as to be received by the Agent not later than 1:00 P.M. (Denver time) on the requested date of Advance. Each request for an Advance hereunder shall be irrevocable and shall be deemed a representation by the Borrower that on the requested date of Advance and after giving effect to the requested Revolving Loans the applicable conditions specified in Article 6 have been and will be satisfied. Each request for an Advance hereunder shall specify (A) the requested date of Advance, and (B) the aggregate amount of the Advance to be made on such date which shall be in the minimum amounts set forth in 2.1(d). The Agent may rely on any telephone request for Revolving Loans hereunder which it believes in good faith to be genuine; and the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephone request. The Agent shall promptly notify each other Lender of the receipt of such request, the matters specified therein, and of such Lender's ratable share of the requested Advance.

(2) Funding from Lenders. On the date of the requested Advance, each Lender shall provide its share of the requested Advance to the Agent in immediately available funds not later than 2:30 P.M. Denver time. Unless the Agent determines that any applicable condition specified in Article 6 has not been satisfied, the Agent will make available to the Borrower at the Agent's principal office in Denver, Colorado in immediately available funds not later than 3:00 P.M. (Denver time) on the requested date of Advance the amount of the requested Advance. If the Agent has made an Advance to the Borrower on behalf of a Lender but has not received the amount of such Advance from such Lender by the time herein required, such Lender shall pay interest to the Agent on the amount so advanced at the overnight Federal Funds Rate from the date of such Advance to the date funds are received by the Agent from such Lender, such interest to be payable with such remittance from such Lender of the principal amount of such Advance (provided, however, that the Agent shall not make any Advance on behalf of a Lender if the Agent has received prior notice from such Bank that it will not make such Revolving Loan). If the Agent does not receive payment from such Lender by the next Business Day after the date of any Advance, the Agent shall be entitled to recover such Advance, with interest thereon at the rate then applicable to the Advance, on demand, from the Borrower, without prejudice to the Agent's and the Borrower's rights against such Lender. If such Lender pays the Agent the amount herein required with interest at the overnight Federal Funds Rate before the Agent has recovered from the Borrower, such Lender shall be entitled to the interest payable by the Borrower with respect to the Advance in question accruing from the date the Agent made such Advance. Agent shall be entitled to honor any request for an Advance that it reasonably believes to be genuine, whether or not the person making the request is named as an authorized person in any corporate resolution or instruction furnished to Agent by Borrower.

(4) Frequency and Amount of Borrowings. Until the Business Day next preceding the Revolving Credit Maturity Date, Borrower may seek a disbursement under the Revolving Facility at any time and from time to time; provided, however, that any request for an Advance must be in the minimum principal amount of $100,000 and in multiples of $10,000 above the minimum principal amount. In addition, the aggregate outstanding balance under the Facility shall be limited to the amount of the Borrowing Base.

(5) Repayment. Borrower promises to pay to Lenders the outstanding principal of Advances under the Revolving Line of Credit in full upon the earlier to occur of
(a) termination of this Agreement, (b) acceleration of the time for payment of the Indebtedness pursuant to this Agreement or (c) on the Revolving Credit Maturity Date. Subject to the provisions of this Agreement, any amounts borrowed under the Revolving Credit Commitment may be voluntarily prepaid in the minimum amounts of $100,000 or such greater amount that is an integral of $10,000, and any amounts so prepaid may be reborrowed, up to the amount available under
Section 2.1(a) above at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Maturity Date. Borrower shall notify Lender by 1:00 p.m. on any Business Day of any prepayment of any amounts under the Revolving Line of Credit. Except as otherwise agreed to in writing by the Lenders, Borrower shall also be required to use all Net Proceeds to repay the then-current Outstandings up to the total amount of such Net Proceeds. During the term of the Revolving Facility, Borrower shall pay to Agent such amounts as are necessary so that the sum of the outstanding principal balance of the Revolving Credit Outstandings and the Letter of Credit Outstandings in the aggregate at any time does not exceed the Total Revolving Credit Commitment (including the limitations in Section 2.1 (d)) at such time or the Borrowing Base. Borrower shall pay such amounts within two (2) Business Days after the earlier of demand by Agent and the date Borrower learns of any such excess in the aggregate amount of the Revolving Credit Outstandings and the Letter of Credit Outstandings over the Total Revolving Credit Commitment.

(6) Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $250,000 or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment.

2.2      TERM LOAN.

(1)      Amount. Subject to the other terms and conditions set forth in this

Agreement, on the Closing Date, the Lenders agree to loan to Borrower a sum equal to the Term Loan Amount, which shall be evidenced by a promissory note in the form of Exhibit B-2. ("Term Note").

(2) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to participate on a pro rata basis as to the Term Loan Amount determined by such Lender's Applicable Commitment Percentage.

(3) Repayment. Borrower promises to pay to Lenders the outstanding principal of the Term Loan as follows: (i) until the Term Loan Maturity Date, (A) quarterly payments in the amount of $1,000,000, which payments shall be due and payable on the last Business Day of each quarter with the first such payment being due on December 31, 2001, and (B) annual payments equal to 75% of Excess Cash Flow, which payments shall be due and payable on the last Business Day of each Fiscal Year beginning in Fiscal Year 2001, and (ii) in full upon the earlier to occur of (A) termination of this Agreement, (B) acceleration of the time for payment of the Indebtedness pursuant to this Agreement or (C) on the Term Loan Maturity Date. All payments of Excess Cash Flow shall be applied to repayment of the Term Loan in reverse order of maturity. Subject to the provisions of this Agreement, any amounts outstanding under the Term Loan may be voluntarily prepaid in the minimum amounts of $100,000 or such greater amount that is an integral of $10,000. Borrower shall notify Lender by 1:00 p.m. on any Business Day of any prepayment of any portion of the Term Loan. Except as otherwise agreed to in writing by the Lenders, to the extent not used to repay amounts owed under the Revolving Credit Facility, Borrower shall also be required to use all Net Proceeds to repay the then-current Outstandings up to the total amount of such Net Proceeds.

3.       LETTERS OF CREDIT

3.1 AMOUNT. In connection with the Revolving Facility, Borrower may, subject to the terms and conditions of this Agreement, request Letters of Credit to be issued in an amount not to exceed the Total Letter of Credit Commitment and in the event and to the extent the Issuing Bank issues a Letter of Credit on behalf of Borrower, the Total Revolving Credit Commitment shall be considered utilized by the amount of such Letter of Credit. Amounts drawn under any Letter of Credit and honored by the Issuing Bank but not immediately reimbursed by Borrower shall become an Advance hereunder in such amount, at such time and subject to the terms of this Agreement, whether or not any Event of Default has occurred. All Letters of Credit issued under this Agreement shall reduce the amount available under the Total Revolving Credit Commitment. At no time shall the aggregate amount of Letter of Credit Outstandings exceed the Total Letter of Credit Commitment; provided, however, that upon expiration or termination of any Letter of Credit, the Issuing Bank may determine to issue, or cause to be issued, additional Letters of Credit provided that, in connection with any such additional Letter of Credit, the Total Letter of Credit Commitment shall not be exceeded and the other terms and conditions set forth herein have been satisfied. The Issuing Bank shall not be obligated to issue Letters of Credit that would cause all outstanding Letters of Credit to exceed the Total Letter of Credit Commitment. The Issuing Bank shall not be obligated to issue Letters of Credit with an expiration date that extends beyond one year of the date of issuance.

3.2 COLLATERAL. Borrower hereby expressly agrees that Borrower's obligations relating to any Letter of Credit are secured by the Collateral.

4.       INTEREST, FEES AN PAYMENT CONVENTIONS

4.1 PROMISE TO PAY INTEREST. (1) Interest. Borrower agrees to pay interest on the Revolving Credit Outstandings and the Term Loan from time to time as provided herein. The unpaid principal balance of each Advance and of the Term Loan will bear interest at an annual rate equal to the Prime Rate plus the Applicable Margin as set forth in Exhibit C. The Applicable Margin shall be determined quarterly based upon the Borrower's Consolidated Leverage Ratio, and will be adjusted, as necessary, within five (5) business days of the receipt of the financial statements required to be provided to Lenders pursuant to this Agreement.

(2)      Interest Payments.

(1) Revolving Facility. Interest on the Revolving Facility shall be due and payable monthly in arrears on the last Business Day of each month.

(2) Term Facility. Interest on the Term Facility shall be due and payable monthly in arrears on the last Business Day of each month.

(3) Default Interest. Notwithstanding the rates of interest specified in Sections 4.1(a) and 4.1(b) and the payment dates specified herein, effective immediately upon the occurrence and during the continuance of any Event of Default, the principal balance of all outstanding Revolving Loans and the Term Loan and, to the extent permitted by applicable law, any interest payments on such Revolving Loans and the Term Loan shall bear interest payable upon demand at the Default Rate. In addition, all other amounts due Agent or the Lenders (whether directly or for reimbursement) under this Agreement or any of the other Transaction Documents, if not paid when due or, in the event no time period is expressed, if not paid within five (5) days after written notice from Agent that the same has become due, shall thereafter bear interest at the Default Rate. Finally, any amount due (i) on the Revolving Facility on the Revolving Credit Maturity Date which is not then paid and (ii) any amount due on the Term Loan on the Term Loan Maturity Date which is not then paid shall also bear interest thereafter at the Default Rate.

4.2      PROMISE TO PAY FEES.

(1) Commitment Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Maturity Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders, based on their Applicable Commitment Percentages, a commitment fee in the amount of 1/2 of 1% (0.50%) per annum on the daily unused portion of the Revolving Line of Credit. Usage on the Revolving Line of Credit will equal the sum of Revolving Credit Outstandings and Letter of Credit Outstandings. Such fees shall be due and payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 2001.

(2) Letter of Credit Fees. The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee equal to the then-current Applicable Margin plus 2.75% per annum on the aggregate amount of Letter of Credit Outstandings. Such fee shall be due and payable quarterly in arrears on the last day of each March, June, September and December, the first such payment to be made on the first such date occurring after the date of the issuance of a Letter of Credit.

(3) Letter of Credit Fronting and Administrative Fees. Borrower agrees to pay Agent a fronting fee equal to 1/8 of 1% (0.125%) per annum of the face amount of each Letter of Credit requested by Borrower, if any. Such fee shall be due and payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 2001. Borrower also agrees to pay all present and future expenses, charges, costs and fees of any Letter of Credit application, including, without limitation, all amendment fees, presentation fees, wire charges and attorneys' fees and expenses of the Issuing Lender or other Lender.

(4) Agent Fees. Borrower agrees to pay to the Agent, for the Agent's individual account, an annual Agent's fee, such fee to be payable in such amounts and at such dates as agreed to by the Borrower and Agent in writing.

(5) Restructure Fee. On the Closing Date, Borrower shall pay to Agent for the benefit of the Lenders a restructuring fee equal to 1/2 of 1% (0.50%) of the Total Revolving Credit Commitment and the Term Loan Commitment.

(6) Payment of Fees. The fees described in this Section 4.2 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money. The obligation of Borrower to pay the fees described herein shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest, other fees and expenses otherwise described in this Agreement. All fees shall be payable when due in Colorado in immediately available funds and shall be non-refundable when paid. If Borrower fails to make, when due, any payment of fees or expenses specified or referred to in this Agreement due to Agent or the Lenders, including, without limitation, those referred to in this Section or elsewhere in this Agreement or in any separate fee agreement between Borrower and Agent or any other Lender relating to this Agreement, the amount due shall bear interest until paid at Default Rate (but not to exceed the maximum rate permitted by applicable law). Furthermore, such amount shall constitute part of the Facility, secured by all of the Collateral.

4.3 COMPUTATION OF INTEREST AND FEES. Interest and fees shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of three hundred sixty (360) days. Notwithstanding any of the terms and conditions contained in this Section, interest in respect of the Revolving Credit Outstandings, Letter of Credit Outstandings and the Term Loan shall not exceed the maximum rate permitted by applicable law.

4.4 DEFICIENCY ADVANCES; FAILURE TO PURCHASE PARTICIPATIONS. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Advance hereunder or to fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment or Letter of Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Revolving Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Revolving Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance (together with interest thereon as provided in clause (ii)) shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by a Borrower on each Loan comprising the deficiency advance at the Federal Funds Rate, then such payment shall be credited against the applicable Revolving Note of the Agent in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank such Lender shall pay to the Issuing Bank such amount on demand, together with interest at the Federal Funds Rate on the amount so due from the date of such notice to the date such purchase price is received by the Issuing Bank.

4.5 ACCOUNT STATED. Borrower agrees that each monthly or other statement of account mailed or delivered by Agent to Borrower pertaining to the outstanding balance of Advances under the Revolving Line of Credit, the outstanding balance of the Term Loan, the amount of interest due thereon, fees, and costs and expenses shall be final, conclusive, and binding on Borrower and shall constitute an "account stated" with respect to the matters contained therein unless, within thirty (30) calendar days after such statement is mailed or, if not mailed, delivered to Borrower, Borrower shall deliver to Agent written notice of any objections which it may have as to such statement of account, and in such event, only the items to which objection is expressly made in such notice shall be considered to be disputed by Borrower.

5.      COLLATERAL AND INDEBTEDNESS SECURED.

5.1 SECURITY INTEREST. Borrower acknowledges and agrees that the security interest granted to Lenders pursuant to the Existing Revolving Credit Agreement remains in full force and effect and secures the obligations of Borrower under this Agreement. Notwithstanding this, Borrower hereby grants to Lenders a security interest in, and a lien on, the following property of Borrower wherever located and whether now owned or hereafter acquired:

(1) All Accounts, Inventory, general intangibles, chattel paper, documents, and instruments, whether or not specifically assigned to Lenders, including, without limitation, all Accounts, and all equipment (whether or not affixed to realty), automotive equipment, motor vehicles and fixtures.

(2) All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to payment of Accounts.

(3) All rights to receive the surplus funds, if any, which are payable to Borrower following the termination of any Pension Plan and the satisfaction of all liabilities or participants and beneficiaries under such Pension Plan in accordance with applicable law.

(4) All trademarks, trademark rights, patents, patent rights, licenses, permits, trade names, trade name rights, and approvals, including, without limitation, those listed on Schedule 5.1(d) attached hereto, together with all income, royalties, damages and payments now and hereafter due and payable thereunder and with respect thereto. Lenders do not currently intend to file financing statements on foreign trademarks or patents but reserve to right to do so in the future at the Agent's discretion.

(5) All sale, service, performance and equipment lease contracts, agreements and grants (whether written or oral), and any other contract (whether written or oral) between Borrower and Third Parties.

(6) The entire goodwill and all product lines of Borrower's business and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae in connection with the use of and symbolized by the trademarks of Borrower.

(7) All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to Collateral.

(8) All monies, securities, (including a pledge of all stock owned in any Affiliate including the Consolidated Subsidiaries and other property now or hereafter held, or received by, or in transit to, Lenders from or for Borrower, and all of Borrower's investment property and financial assets (as each is defined in the Uniform Commercial Code)), deposit accounts, credits, and balances with Lenders existing at any time.

(9) All parts, accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing.

(10)    Any and all other real and personal property of Borrower.

(11) All proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing.

5.2 INDEBTEDNESS SECURED. The Security Interest secures payment of any and all Indebtedness, and the performance of all obligations and agreements, of Borrower to Lenders, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) all Advances under the Revolving Line of Credit, the Revolving Note, and any Letters of Credit; (b) all amounts owed under the Term Loan; (c) all interest which accrues on any such indebtedness, until payment of such indebtedness in full, including, without limitation, all interest provided for under this Agreement or any other Transaction Documents; (c) all other monies payable by Borrower, and all obligations and agreements of Borrower to Lenders, pursuant to the Transaction Documents; (d) all debts owed, or to be owed, by Borrower to others which Lenders have obtained, or may obtain, by assignment or otherwise, including, without limitation, debts acquired by Lenders from its affiliates that arise either (i) from negative balances which may exist from time to time in any operating, deposit or other account maintained with such affiliate of Lenders, or (ii) under any credit card line of credit established by such affiliate of Lenders for Borrower; (e) all monies payable by any Third Party, and all obligations and agreements of any Third Party to Lenders, pursuant to any of the Transaction Documents; and (f) all monies due, and to become due, in any way under the Transaction Documents.

6. REPRESENTATIONS AND WARRANTIES. To induce Lenders to enter into this Agreement, make the Term Loan, and make Advances to Borrower from time to time as herein provided, Borrower represents and warrants and, so long as any Indebtedness remains unpaid or this Agreement remains in effect, shall be deemed continuously to represent and warrant as follows:

6.1 EXISTENCE. Borrower and each Consolidated Subsidiary is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

6.2 CAPACITY. The execution, delivery, and performance of the Transaction Documents to which Borrower is a party are within Borrower's corporate or other organizational powers, have been duly authorized by all necessary and appropriate corporate or other organizational action, and are not in contravention of any law or the terms of Borrower's articles of incorporation, bylaws or other organizational documents or any amendment thereto, or of any indenture, agreement, undertaking, or other document to which Borrower is a party or by which Borrower or any of Borrower's property is bound or affected.

6.3 INVENTORY. (a) All representations made by Borrower to Lenders, and all documents and schedules given by Borrower to Lenders, relating to the description, quantity, quality, condition, and valuation of the Inventory are true and correct in all material respects; (b) Borrower has not received any Inventory on consignment or approval unless Borrower (i) has delivered written notice to Lenders describing any Inventory which Borrower has received on consignment or approval, (ii) has marked such Inventory on consignment or approval or has segregated it from all other Inventory, and (iii) has appropriately marked its records to reflect the existence of such Inventory on consignment or approval; (c) Inventory is located only at the address or addresses of Borrower set forth on the signature pages to this Agreement, the locations specified in Schedule 6.3 attached hereto, or such other place or places as may be approved by Lenders in writing; (d) all Inventory is insured as required by Section 8.7 pursuant to policies in full compliance with the requirements of such Section; and (e) to Borrower's knowledge, all Inventory has been produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders promulgated thereunder.

6.4 TITLE TO COLLATERAL. (a) Borrower is as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, will be the sole direct and beneficial owner of the Collateral free of all security interests, liens, and other encumbrances except the Security Interest and except as described in Schedule 6.4 attached hereto; (b) Borrower has the unconditional authority to grant the Security Interest to Lenders; and (c) assuming that all necessary Uniform Commercial Code filings have been made and, if applicable, assuming compliance with the Federal Assignment of Claims Act of 1940, as amended, Lenders have an enforceable first lien and perfected first priority security interest on all Collateral, superior and prior to the rights of all other persons or entities therein, other than those security interests, liens, or encumbrances described in Schedule 6.4.

6.5 NOTES RECEIVABLE. No receivable is an instrument, document, or chattel paper or is evidenced by any note, draft, trade acceptance, or other instrument for the payment of money, except such instrument, document, chattel paper, note, draft, trade acceptance, or other instrument as has been endorsed and delivered by Borrower to Lenders and has not been presented for payment and returned uncollected for any reason.

6.6 EQUIPMENT. All of Borrower's equipment is located, and equipment which is a fixture is affixed to real property, only at (a) the address of Borrower set forth on the signature pages to this Agreement; (b) the locations specified in Schedule 6.3; or (c) such other place or places as approved by Lenders in writing. The real property at which such equipment is located is owned or leased pursuant to valid leasehold interests by Borrower or by the person or persons named in Schedule 6.3 and is encumbered only by the mortgage or mortgages listed in Schedule 6.3.

6.7 PLACE OF BUSINESS. (a) Unless otherwise disclosed to Lenders in Schedule 6.3, Borrower is engaged in business operations which are in whole, or in part, carried on at the address specified on the signature pages to this Agreement and at no other address or addresses; (b) if Borrower has more than one place of business, its chief executive office is at the address specified as such on the signature pages to this Agreement; and (c) Borrower's records concerning the Collateral are kept at the address or addresses specified on the signature pages to this Agreement or in Schedule 6.7 attached hereto.

6.8 FINANCIAL CONDITION. Borrower has furnished to Lenders Borrower's most current financial statements, which statements fairly represent the financial condition and results of the operations of Borrower and the Consolidated Subsidiaries as of the dates, and for the period referred to, and have been prepared in accordance with GAAP consistently applied during each interval involved and from interval to interval. Since the date of such financial statements, there have not been any materially adverse changes in the financial condition reflected in such financial statements, except as disclosed in writing by Borrower to Lenders.

6.9 TAXES. Except as set forth in Schedule 6.9 attached hereto: (a) all federal and other tax returns required to be filed by Borrower and each Consolidated Subsidiary have been filed, and all taxes required by such returns to be paid have been paid when due; and (b) neither Borrower nor any Consolidated Subsidiary has received any notice from the Internal Revenue Service or any other taxing authority proposing additional taxes.

6.10 LITIGATION. Except as disclosed in Schedule 6.10 attached hereto, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Borrower, threatened against Borrower or any Consolidated Subsidiary or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property, assets, financial condition, or business of Borrower taken as a whole or any Consolidated Subsidiary or materially impair the right or ability of Borrower or any Consolidated Subsidiary to carry on its operations substantially as conducted on the date of this Agreement.

6.11 ERISA MATTERS. (a) No Pension Plan has been terminated, or partially terminated, or is insolvent, or in reorganization, nor have any proceedings been instituted to terminate or reorganize any Pension Plan (other then the merger of SCS Interactive, Inc.'s plan with Borrower's plan); (b) neither Borrower nor any Consolidated Subsidiary has withdrawn from any Pension Plan in a complete or partial withdrawal, nor has a condition occurred which, if continued, would result in a complete or partial withdrawal; (c) neither Borrower nor any Consolidated Subsidiary has incurred any withdrawal liability, including, without limitation, contingent withdrawal liability, to any Pension Plan, pursuant to Title IV of ERISA; (d) neither Borrower nor any Consolidated Subsidiary has incurred any liability to the Pension Benefit Guaranty Corporation other than for required insurance premiums which have been paid when due; (e) no Reportable Event has occurred; (f) no Pension Plan or other "employee pension benefit plan," as defined in Section 3(2) of ERISA, to which Borrower or any Consolidated Subsidiary is a party has an "accumulated funding deficiency" (whether or not waived), as defined in Section 302 of ERISA or in
Section 412 of the Internal Revenue Code; (g) the present value of all benefits vested under any Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits; (h) each Pension Plan and each other "employee benefit plan," as defined in Section 3(3) of ERISA, to which Borrower or any Consolidated Subsidiary is a party is in substantial compliance with ERISA, and no such plan or any administrator, trustee, or fiduciary thereof has engaged in a prohibited transaction described in Section 406 of ERISA or in
Section 4975 of the Internal Revenue Code; (i) each Pension Plan and each other "employee benefit plan," as defined in Section 3(2) of ERISA, to which Borrower or any Consolidated Subsidiary is a party has received a favorable determination by the Internal Revenue Service with respect to qualification under Section 401(a)of the Internal Revenue Code; and (j) neither Borrower nor any Consolidated Subsidiary has incurred any liability to a trustee established pursuant to Section 4042(b) or (c) of ERISA.

6.12 ENVIRONMENTAL MATTERS. (1) Any Environmental Questionnaire previously provided to Lenders was and is accurate and complete and does not omit any material fact the omission of which would make the information contained therein materially misleading.

(2) Except for two underground storage tanks that are not currently in use on the property leased by SCS Interactive, Inc., a Consolidated Subsidiary of Borrower, no above ground or underground storage tanks containing Hazardous Substances are, or have been, located on any property owned, leased, or operated by Borrower or any Consolidated Subsidiary.

(3) No property owned, leased, or operated by Borrower or any Consolidated Subsidiary is, or has been, used for the Disposal of any Hazardous Substance or for the treatment, storage, or Disposal of Hazardous Substances.

(4) Except for certain water contamination previously disclosed to Agent on property leased by PS Florida, Inc., a Consolidated Subsidiary of Borrower, and which was not Released by PS Florida, Inc., no Release of a Hazardous Substance has occurred, or is threatened on, at, from, or near any property owned, leased, or operated by Borrower or any Consolidated Subsidiary.

(5) Neither Borrower nor any Consolidated Subsidiary is subject to any existing, pending, or threatened suit, claim, notice of violation, or request for information under any Environmental Law nor has Borrower or any Consolidated Subsidiary provided any notice or information under any Environmental Law.

(6) Borrower and each Consolidated Subsidiary are in compliance with, and have obtained all Environmental Permits required by, all Environmental Laws.

6.13 VALIDITY OF TRANSACTION DOCUMENTS. The Transaction Documents constitute the legal, valid, and binding obligations of Borrower and each Consolidated Subsidiary and any Third Parties thereto, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws, laws affecting creditors, rights generally or general principles of equity.

6.14 NO CONSENT OR FILING. No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other person or entity is required in connection with the valid execution, delivery, or performance of the Transaction Documents or for the conduct of Borrower's business as now conducted, other than filings and recordings to perfect security interests in or liens on the Collateral in connection with the Transaction Documents.

6.15 NO VIOLATIONS. Neither Borrower nor any Consolidated Subsidiary is in violation of any term of its organizational documents or of any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money. Neither Borrower nor any Consolidated Subsidiary is in violation of any term of any other indenture, instrument, or agreement to which it is a party or by which it or its property may be bound, resulting, or which might reasonably be expected to result, in a material and adverse effect upon its business or assets. Neither Borrower nor any Consolidated Subsidiary is in violation of any order, writ, judgment, injunction, or decree of any court of competent jurisdiction or of any statute, rule, or regulation of any governmental authority. The execution and delivery of the Transaction Documents and the performance of all of the same is, and will be, in compliance with the foregoing and will not result in any violation thereof, or result in the creation of any mortgage, lien, security interest, charge, or encumbrance upon, any properties or assets of Borrower or any Consolidated Subsidiary except in favor of Lenders. To Borrower's knowledge, there exists no fact or circumstance (whether or not disclosed in the Transaction Documents) which materially adversely affects, or could reasonably be expected to materially adversely affect, the condition, business, or operations of Borrower or any Consolidated Subsidiary.

6.16 TRADEMARKS AND PATENTS. Schedule 5.1(d) lists all trademarks, trademark rights, patents, patent rights, trade names, trade name rights and copyrights that are required for Borrower and each Consolidated Subsidiary to conduct its business as now conducted without conflict with the rights or claimed rights of others. Borrower has the right to use all such intellectual property pursuant to valid trademarks, patents, licenses, sub-licenses or other agreement. Other than items in the ordinary course of business relating to interference, infringement or misappropriation of its intellectual property that would not have a material adverse effect on Borrower or its Consolidated Subsidiaries, (i) Borrower has not received any written claim, demand or notice alleging any of its any interference, infringement or misappropriation of its intellectual property with any third party's intellectual property rights and (ii) except as set forth on
Schedule 6.10, to the knowledge of Borrower and its Consolidated Subsidiaries, no third party has interfered with, infringed upon or misappropriated any intellectual property rights of Borrower. Borrower hereby grants to Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each trademark, patent and copyright, and to record the same.

6.17 CONTINGENT LIABILITIES. There are no suretyship agreements, guaranties, or other contingent liabilities of Borrower or any Consolidated Subsidiary which are not disclosed by the financial statements described in Section 6.8.

6.18 COMPLIANCE WITH LAWS. Borrower and each Consolidated Subsidiary is in compliance with all applicable laws, rules, regulations, and other legal requirements with respect to its business and the use, maintenance, and operation of the real and personal property owned or leased by it in the conduct of its business, except where the failure to comply would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or operations of Borrower or such Consolidated Subsidiary.

6.19 LICENSES, PERMITS, ETC. Each franchise, grant, approval, authorization, license, permit, easement, consent, certificate, and order of and registration, declaration, and filing with, any court, governmental body or authority, or other person or entity required for or in connection with the conduct of Borrower's and each Consolidated Subsidiary's business as now conducted is in full force and effect.

6.20 LABOR CONTRACTS. Except for its Canadian employees employed by Delta Play Company and represented by International Wood and Allied Worker of Canada, neither Borrower nor any Consolidated Subsidiary is a party to any collective bargaining agreement or to any existing or threatened labor dispute or controversies. The collective bargaining agreement with its Canadian employees was effective February 2001 for a three-year term and comes up for renewal in February 2004.

6.21 CONSOLIDATED SUBSIDIARIES. Borrower has no Consolidated Subsidiaries other than those listed in Schedule 6.21 attached hereto, and the percentage ownership of Borrower in each such Consolidated Subsidiary is specified in such
Schedule 6.21.

6.22 CAPITALIZATION. Borrower's equity interests, and the capitalization of any Consolidated Subsidiary, are set forth in Schedule 6.22 attached hereto. Except as set forth in Schedule 6.22, all of such equity interests have been validly issued in full compliance with all applicable federal and state laws, and are fully paid and non-assessable. No other equity interests of the Borrower or any Consolidated Subsidiary of any class or type are authorized or outstanding.

7.      CERTAIN DOCUMENTS TO BE DELIVERED TO LENDERS.

7.1 CLOSING DELIVERIES. As a condition to entering into this Agreement and the other Transaction Documents and making any Advance under the Revolving Line of Credit, Borrower shall deliver, or cause to be delivered, to Lenders on the Closing Date the following items:

                  (a)      Term Note;
                  (b)      Revolving Note;
                  (c)      Secretary's Certificate;
                  (d)      Borrowing Base Certificate; and
                  (e)      UCC-1's on the Collateral.

7.2 ADDITIONAL DOCUMENTS. Borrower shall deliver to Lenders, at such times as Lenders may reasonably request, any other documents and information reasonably requested by Lenders, all in form, content and detail reasonably satisfactory to Lenders.

8. AFFIRMATIVE COVENANTS. So long as any part of the Indebtedness remains unpaid, or this Agreement remains in effect, Borrower shall comply with the covenants contained elsewhere in this Agreement, and with the covenants listed below:

8.1      FINANCIAL INFORMATION.  Borrower shall furnish to Agent for the benefit of Lenders:
(1) As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, audited consolidated and consolidating financial statements of Borrower as of the end of such year, fairly presenting Borrower's financial position, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Borrower's immediately preceding Fiscal Year, and which shall be prepared by independent certified public accountants satisfactory to Lenders, together with copies of any management letters provided by said accountants to Borrower in connection with performing such audit. In addition, as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a compliance certificate executed by the president or chief financial officer of Borrower or other financial officer satisfactory to Lenders in the form of Exhibit E attached hereto and made a part hereof.

(2) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, consolidated and consolidating financial statements of Borrower as of the end of such quarter, fairly presenting Borrower's financial position, which statements shall consist of a balance sheet and related statements of income and cash flow covering the period from the end of the immediately preceding Fiscal Year to the end of such quarter, all in such detail as Lenders may request and signed and certified to be correct by the president or chief financial officer of Borrower or other financial officer satisfactory to Lenders in the form of Exhibit D attached hereto and made a part hereof. In addition, as soon as available and in any event within forty-five
(45) days after the end of each fiscal quarter (other than the final quarter of Borrower's Fiscal Year), a compliance certificate executed by the president or chief financial officer of Borrower or other financial officer satisfactory to Lenders in the form of Exhibit E attached hereto and made a part hereof.

(3) Prior to the close of each Fiscal Year of Borrower, a consolidated plan/budget for each quarter of the succeeding two Fiscal Years prepared in accordance with Borrower's normal accounting procedures (and which represent management's reasonable estimate of Borrower's projected performance during such periods) applied on a consistent basis, including, without limitation, (i) forecasted consolidated balance sheets, consolidated statements of operations, and cash flows of Borrower on a consolidated basis for such periods, (ii) the amount of forecasted capital expenditures for such periods, (iii) forecasted compliance with the financial covenants listed in Section 9.12 and (iv) appropriate discussion of the principal assumptions on which such budget/plan is based.

(4) To the extent Borrower prepares or is required to prepare such items, promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Borrower sends to its shareholders, and copies of any and all periodic and special reports and registration statements which Borrower files with the Securities and Exchange Commission.

(5) Such additional information as Lenders may from time to time reasonably request regarding the financial and business affairs of Borrower or any Consolidated Subsidiary.

8.2 BORROWING BASE CERTIFICATES. Within 30 days after the end of each month, Borrower shall furnish Lenders with a Borrowing Base Certificate in the form of Exhibit H, an aging of all Accounts and a listing of any progress billings of Borrower. In addition, if requested by the Agent, Borrower shall provide an Inventory listing, including locations and value of such Inventory.

8.3 INVENTORY IN POSSESSION OF THIRD PARTIES. If any Inventory remains in the hands or control of any of Borrower's agents, finishers, contractors, or processors, or any other third party, Borrower, shall notify such party of Lenders' Security Interest in the Inventory and shall instruct such party to hold such Inventory for the account of Lenders and subject to the instructions of Lenders.

8.4 EXAMINATIONS. Borrower shall at all reasonable times and from time to time permit Lenders or its agents to inspect the Collateral and to examine and make extracts from, or copies of, any of Borrower's books, ledgers, reports, correspondence, and other records. An examination of Collateral shall occur (in the discretion of the Agent) at least annually.

8.5 VERIFICATION OF COLLATERAL. Lenders shall have the right to verify all or any Collateral in any manner and through any medium Lenders may consider appropriate and Borrower agrees to furnish all assistance and information and perform any acts which Lenders may require in connection therewith.

8.6 TAXES. Borrower shall promptly pay and discharge all of its taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payment of such taxes, assessments, and other governmental charges, make all required withholding and other tax deposits, and, upon request, provide Lenders with receipts or other proof that such taxes, assessments, and other governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith, and by appropriate proceedings diligently conducted, and adequate reserves for the payment thereof have been established.

8.7      LITIGATION.

(1) Borrower shall promptly notify Lenders in writing of any litigation, proceeding, or counterclaim against, or of any investigation of, Borrower or any Consolidated Subsidiary if: (i) the outcome of such litigation, proceeding, counterclaim, or investigation may materially and adversely affect the finances or operations of Borrower or any Consolidated Subsidiary or title to, or the value of, any Collateral; or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of any Transaction Document or any action taken, or to be taken, pursuant to any Transaction Document.

(2) Borrower shall furnish to Lenders such information regarding any such litigation, proceeding, counterclaim, or investigation as Lenders shall request.

8.8      INSURANCE.

(1) Borrower shall at all times carry and maintain in full force and effect the insurance policies set forth on Schedule 8.8 attached hereto, and such other insurance as Lenders may from time to time reasonably require, in coverage, form, and amount, and issued by insurers, satisfactory to Borrower and Lenders, including, without limitation: workers compensation or similar insurance; public liability insurance; business interruption insurance; and insurance against such other risks as are usually insured against by business entities of established positive reputation engaged in the same or similar businesses as Borrower and similarly situated.

(2) Borrower shall deliver to Lenders certificates of insurance or the policies of insurance required by Lenders, with appropriate endorsements designating Lenders as an additional insured, mortgagee and lender loss payee as requested by Lenders. Each certificate and policy of insurance shall provide that if such policy is cancelled for any reason whatsoever, if any substantial change is made in the coverage which affects Lenders, or if such policy is allowed to lapse for nonpayment of premium, such cancellation, change, or lapse shall not be effective as to Lenders until thirty (30) days after receipt by Lenders of written notice thereof from the insurer issuing such policy.

(3) Borrower hereby appoints Agent as its attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Agent, or otherwise, from time to time in Agent's discretion, to take any actions and to execute any instruments which Agent may deem necessary or desirable to obtain, adjust, make claims under, and otherwise deal with insurance required pursuant hereto and to receive, endorse, and collect any drafts or other instruments delivered in connection therewith; provided, however, that Agent agrees that it will not take any action pursuant to this power of attorney unless Borrower fails to take any action requested by Agent promptly upon receipt by Borrower of such request.

8.9      GOOD STANDING; BUSINESS.

(1) Borrower shall take all necessary steps to preserve its existence and its right to conduct business in all states in which the nature of its business or ownership of its property requires such qualification.

(2) Borrower shall engage in business only in principally the same industry such business is conducted by it on the date of this Agreement.

8.10 PENSION REPORTS. Upon the occurrence of any Pension Event, Borrower shall furnish to Lenders, as soon as possible and, in any event, within thirty
(30) days after Borrower knows, or has reason to know, of such occurrence, the statement of the president or chief financial officer of Borrower setting forth the details of such Pension Event and the action which Borrower proposes to take with respect thereto.

8.11 NOTICE OF ADVERSE EVENT OR NON-COMPLIANCE. Borrower shall notify Lenders in writing (a) of any failure by Borrower or any Third Party to comply with any provision of any Transaction Document immediately upon learning of such non-compliance, (b) if any representation or warranty contained in any Transaction Document is no longer true and (c) of any event or occurrence which has or could reasonably be expected to have a material adverse effect on Borrower, Borrower's business or Borrower's ability to comply with any provision of any Transaction Document.

8.12     COMPLIANCE WITH ENVIRONMENTAL LAWS.

(1)      Borrower shall comply with all Environmental Laws.

(2) Borrower shall not suffer, cause, or permit the Disposal of Hazardous Substances at any property owned, leased, or operated by it or any Consolidated Subsidiary.

(3) Borrower shall promptly notify Lenders in the event of the Disposal of any Hazardous Substance at any property owned, leased, or operated by Borrower or any Consolidated Subsidiary, or in the event of any Release, or threatened Release, of a Hazardous Substance, from any such property.

(4) Borrower shall, at Lenders' request, provide, at Borrower's expense, updated Environmental Questionnaires and/or Environmental Reports concerning any property owned, leased, or operated by Borrower or any Consolidated Subsidiary.

(5) Borrower shall deliver promptly to Lenders: (i) copies of any documents received from the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning Borrower's or any Consolidated Subsidiary's operations; and (ii) copies of any documents submitted by Borrower or any Consolidated Subsidiary to the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning its operations.

8.13 DEFEND COLLATERAL. Borrower shall defend the Collateral against the claims and demands of all other parties (other than Lenders), including, without limitation, defenses, setoffs, and counterclaims asserted by any Account Debtor against Borrower or Lenders.

8.14 USE OF PROCEEDS. Borrower shall use the proceeds of Advances under the Revolving Line of Credit and any Letters of Credit solely for Borrower's working capital, acquisitions, and for such other legal and proper corporate purposes as are consistent with all applicable laws, Borrower's organizational documents, resolutions of Borrower's board of directors and/or shareholders, and the terms of this Agreement.

8.15 COMPLIANCE WITH LAWS. Borrower shall comply with all applicable laws, rules, regulations, and other legal requirements with respect to its business and the use, maintenance, and operation of the real and personal property owned or leased by it in the conduct of its business.

8.16 MAINTENANCE OF PROPERTY. Borrower shall maintain its property, including, without limitation, the Collateral, in good condition and repair and shall prevent the Collateral, or any part thereof, from being or becoming an accession to other goods not constituting Collateral.

8.17 LICENSES, PERMITS, ETC. Borrower shall maintain all of its franchises, grants, authorizations, licenses, permits, easements, consents, certificates, and orders, if any, in full force and effect until their respective expiration dates.

8.18 TRADEMARKS AND PATENTS. Borrower shall maintain all of its trademarks, trademark rights, patents, patent rights, licenses, permits, trade names, trade name rights, licenses and approvals, including, without limitation, those described in Schedule 5.1(d), if any, in full force and effect until their respective expiration dates. Within thirty (30) days of the issuance of any new trademarks to Borrower or the acquisition or issuance or any patent or copyright or the filing of any application for a trademark, patent or copyright, Borrower shall deliver copies of all documentation relating to such acquisition or issuance.

8.19 ERISA. Borrower shall comply with the provisions of ERISA and the Internal Revenue Code with respect to each Pension Plan.

8.20 MAINTENANCE OF OWNERSHIP. Borrower shall at all times maintain ownership of the percentages of equity ownership of each Consolidated Subsidiary set forth in Schedule 6.21 and notify Lenders in writing prior to the incorporation, formation, acquisition or organization of any new Consolidated Subsidiary.

8.21    ACTIVITIES OF CONSOLIDATED SUBSIDIARIES. Unless the provisions of this
Section 8.20 are expressly waived by Lenders in writing, Borrower shall cause each Consolidated Subsidiary to comply with Articles 8 and 9 hereof, as applicable, and to enter into Third Party Security Agreements and any other documentation necessary to evidence its obligations to Lenders, including the obligation to grant a security interest in all of its property to Lenders to secure the Revolving Loans.

9. NEGATIVE COVENANTS. So long as any part of the Indebtedness remains unpaid or this Agreement remains in effect, Borrower, without the prior written consent of Lenders, shall not:

9.1 LOCATION OF INVENTORY, EQUIPMENT, AND BUSINESS RECORDS. Except for property taken to trade shows or other business events in the ordinary course of business and which is returned thereafter, move the Inventory, Equipment, or the records concerning the Collateral from the location where they are kept as specified in Schedules 6.3 and 6.7 and the signature pages hereto.

9.2 BORROWED MONEY. Create, incur, assume, or suffer to exist any liability for borrowed money, except (i) for customary trade payables entered into in the ordinary course of Borrower's business, (ii) for any Debt other than capital leases or performance bonds in an aggregate amount less than $300,000; provided that operating leases shall not be included in as Debt as long as such leases are entered into in the ordinary course of Borrower's business, (iii) for capital leases in an aggregate amount less than $1,500,000, (iv) for performance bonds in an aggregate amount less than $700,000 or (v) for amounts owed to Lenders.

9.3 SECURITY INTEREST AND OTHER ENCUMBRANCES. Create, incur, assume, or suffer to exist any mortgage, security, interest, lien, or other encumbrance upon any of its properties or assets, whether now owned or hereafter acquired, except (a) mortgages, security interests, liens, and encumbrances in favor of Lenders, (b) those liens set forth on Schedule 6.4, (c) for customary trade payables entered into in the ordinary course of Borrower's business, (d) purchase money obligations in an amount not to exceed $200,000, provided that such lien encumbers only the asset so purchased and (e) any leases entered into pursuant to Section 9.2.

9.4 STORING AND USE OF COLLATERAL. Place the Collateral in any warehouse which may issue a negotiable document with respect thereto or use the Collateral in violation of any provision of the Transaction Documents, of any applicable statute, regulation, or ordinance, or of any policy insuring the Collateral.

9.5 MERGERS, CONSOLIDATIONS, SALES OR ACQUISITIONS. (a) Merge or consolidate with or into any corporation or other entity; (b) enter into any joint venture or partnership with any person, firm, or corporation; (c) convey, lease, or sell all or any material portion of its property or assets or business to any other person, firm, or corporation except for the sale of Inventory in the ordinary course of its business and in accordance with the terms of this Agreement; (d) convey, lease, or sell any of its assets to any person, firm, or corporation for less than the fair market value thereof; or (e) consummate any purchases or other acquisitions of the capital stock or equity interests in, or all or any portion of the property or assets or business of any other person, firm, or corporation.

9.6 CAPITAL CHANGES. Purchase or retire any of its equity interests, or otherwise change the capital structure of Borrower or change the relative rights, preferences, or limitations relating to any of its equity interests.

9.7     RESTRICTED PAYMENT.  Make any Restricted Payment.

9.8 INVESTMENTS AND ADVANCES. Except as set forth in Section 9.5(e), make any investment in, or advances to, any other person, firm, or corporation, except (a) advance payments or deposits against purchases made in the ordinary course of Borrower's regular business; (b) direct obligations of the United States of America; (c) money market mutual funds that invest in direct obligations of the United States of America; (d) certificates of deposit with any United States bank; or (e) any existing investments in, or existing advances to, the Consolidated Subsidiaries.

9.9 GUARANTIES. Become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other person, firm, or corporation, whether by guaranty or suretyship agreement, agreement to purchase indebtedness, agreement for furnishing funds through the purchase of goods, supplies, or services (or by way of stock purchase, capital contribution, advance, or loan) for the purpose of paying or discharging indebtedness, or otherwise, except as an endorser of instruments for the payment of money deposited to its bank account for collection in the ordinary course of business.

9.10 NAME CHANGE. Change its name without giving at least thirty (30) days, prior written notice of its proposed new name to Lenders, together with delivery to Lenders of UCC-1 Financing Statements reflecting Borrower's new name, all in form and substance satisfactory to Lenders.

9.11 DISPOSITION OF COLLATERAL. Sell, assign, or otherwise transfer, dispose of, or encumber the Collateral or any interest therein, or grant a security interest therein, or license thereof, except to Lenders and except for the sale or lease of Inventory in the ordinary course of business of Borrower and in accordance with the terms of this Agreement.

9.12 FINANCIAL COVENANTS. Fail to comply with the following financial covenants (these covenants will be tested quarterly):

(1) Maximum Consolidated Leverage Ratio. The Consolidated Leverage Ratio shall not exceed the following:

         Period                                      Consolidated Leverage Ratio
         ------                                      ---------------------------

         Quarter ending 9/30/2001                             4.35 : 1
         Quarter ending 12/31/2001 through 3/31/2002          3.90 : 1
         Quarter ending 6/30/2002 through 9/30/2002           3.30 : 1
         Quarter ending 12/31/2002 and thereafter             3.00 : 1


(2) Minimum Fixed Charge Coverage. Borrower's Fixed Charge Coverage shall at no time be less than the following:

         Period                                            Fixed Charge Coverage
         ------                                            ---------------------

         Quarters ending 9/30/2001 and 12/31/2001             1.25 : 1
         Quarters ending 3/31/2002 through 12/31/2002         1.10 : 1
         Quarter ending 3/31/2003 and thereafter              1.25 : 1

(3) Minimum Interest Coverage. Borrower's Interest Coverage shall at no time be less than 3.25 : 1.

(4) Maximum Unfinanced Capital Expenditures. Borrower's unfinanced capital expenditures shall be limited to $1,000,000 calculated on a trailing four-quarter basis.

9.13 AGREEMENTS WITH AFFILIATES. Enter into any agreement or transaction with any Affiliate except: (i) agreements or transactions in the ordinary course of business which contain terms that are fair and reasonable to both parties; or
(ii) agreements or transactions that have the prior written consent of Lenders.

9.14 OWNERSHIP AND MANAGEMENT. Permit the sale, assignment or other transfer of any direct or indirect controlling interest in Borrower.

10.      EVENTS OF DEFAULT.

10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and, collectively, "Events of Default"):

(1) Nonpayment. Nonpayment when due of any principal, or nonpayment within three (3) calendar days after the due date, of any interest, premium, fee, cost, or expense due under this Agreement or the other Transaction Documents.

(2) Affirmative Covenants. Default in the observance of any of the covenants or agreements of Borrower contained in Article 8.

(3) Negative Covenants. Default in the observance of any of the covenants or agreements of Borrower contained in Article 9.

(4) Other Covenants. Default in the observance of any of the covenants or agreements of Borrower contained in the Transaction Documents, other than in
Article 8, Article 9 or payment obligations, or in any other agreement with Lenders which is not remedied by the earlier of ten (10) days after (i) notice thereof by Lenders to Borrower, or (ii) the date Borrower was required to give notice to Lenders under this Agreement.

(5) Cessation of Business or Voluntary Insolvency Proceedings. The (i) cessation of operations of Borrower's business as conducted on the date of this Agreement; (ii) filing by Borrower of a petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under the bankruptcy, insolvency, or similar laws of the United States of America or any state or territory thereof or any foreign jurisdiction now or hereafter in effect; (iii) making by Borrower of a general assignment for the benefit of creditors; (iv) consent by the Borrower to the appointment of a receiver or trustee, including, without limitation, a "custodian," as defined in the Federal Bankruptcy Code, for Borrower or any of Borrower's assets; (v) making of any, or sending of any, notice of any intended bulk sale by Borrower; or (vi) execution by Borrower of a consent to any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, or settlement of claims against, or winding up of affairs of, Borrower.

(6) Involuntary Insolvency Proceedings. (i) The appointment of a receiver, trustee, custodian, or officer performing similar functions, including, without limitation, a "custodian," as defined in the Federal Bankruptcy Code, for Borrower or any of Borrower's assets; or the filing against Borrower of a request or petition for liquidation, reorganization, arrangement, adjudication as a bankrupt, or other relief under the bankruptcy, insolvency, or similar laws of the United States of America, any state or territory thereof, or any foreign jurisdiction now or hereafter in effect; or of any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of Borrower shall be instituted against Borrower; and (ii) such appointment shall not be vacated, or such petition or proceeding shall not be dismissed, within ninety (90) days after such appointment, filing, or institution.

(7) Other Indebtedness and Agreements. Failure by Borrower to pay, when due (or, if permitted by the terms of any applicable documentation, within any applicable grace period) any indebtedness owing by Borrower to Lenders or any other person or entity (other than the Indebtedness incurred pursuant to this Agreement, and including, without limitation, indebtedness evidencing a deferred purchase price) whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise, or failure by the Borrower to perform any term, covenant, or agreement on its part to be performed under any agreement or instrument (other than a Transaction Document) evidencing or securing or relating to any indebtedness owing by Borrower when required to be performed if the effect of such failure is to permit the holder to accelerate the maturity of such indebtedness; provided that it shall not be a default under this Agreement if Borrower has not paid any amount due to anyone other than Lenders which it is currently contesting in good faith and for which adequate reserves have been set aside in the event such contest is unsuccessful.

(8) Judgments. Any judgment or judgments against Borrower in an amount in excess of $500,000 (other than any judgment for which Borrower is fully insured) shall remain unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days.

(9) Pension Default. Any Reportable Event which Lenders shall determine in good faith constitutes grounds for the termination of any Pension Plan by the Pension Benefit Guaranty Corporation, or for the appointment by an appropriate United States district court of a trustee to administer any Pension Plan, shall occur and shall continue thirty (30) days after written notice thereof to Borrower by Lenders; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan; or any Pension Plan shall be terminated; or Borrower or any Consolidated Subsidiary shall withdraw from a Pension Plan in a complete withdrawal or a partial withdrawal; or there shall arise vested unfunded liabilities under any Pension Plan that, in the good faith opinion of Lenders, have or will or might have a material adverse effect on the finances or operations of Borrower; or Borrower or any Consolidated Subsidiary shall fail to pay to any Pension Plan any contribution which it is obligated to pay under the terms of such plan or any agreement or which is required to meet statutory minimum funding standards.

(10) Collateral; Impairment. There shall occur with respect to the Collateral any (i) fraud, (ii) misappropriation, conversion or diversion other than nonrecurring misappropriations, conversions or diversions by non-management level employees of Borrower of Collateral having a value of less than $10,000.00; (iii) levy, seizure, or attachment; or (iv) material loss, theft, or damage not covered by insurance.

(11) Third Party Default. There shall occur with respect to any Third Party, including, without limitation, any Consolidated Subsidiary (i) any event described in Section 10.1(e), 10.1(f), 10.1(g), or 10.1(h); (ii) any pension default event such as described in Section 10.1(i) with respect to any pension plan maintained by such Third Party; (iii) any failure by Third Party to perform in accordance with the terms of any agreement between such Third Party and Lenders; or (iv) any material adverse change to the financial condition of any Third Party.

(12) Representations. Any certificate, statement, representation, warranty, or financial statement furnished by, or on behalf of, Borrower or any Third Party, pursuant to, or in connection with, this Agreement (including, without limitation, representations and warranties contained herein) or as an inducement to Lenders to enter into this Agreement or any other lending agreement with Borrower shall prove to have been false in any material respect at the time as of which the facts therein set forth were certified or to have omitted any substantial contingent or unliquidated liability or claim against Borrower or any such Third Party, or if on the date of the execution of this Agreement there shall have been any materially adverse change in any of the facts disclosed by any such statement or certificate which shall not have been disclosed in writing to Lenders at, or prior to, the time of such execution.

(13) Challenge to Validity. Borrower or any Third Party commences any action or proceeding to contest the validity or enforceability of any Transaction Document or any lien or security interest granted or obligations evidenced by any Transaction Document.

(14) Death or Incapacity; Termination. Any Third Party dies or becomes incapacitated, or terminates or attempts to terminate, in accordance with its terms or otherwise, any guaranty or other Transaction Document executed by such Third Party.

(15) Change of Ownership. If all, or a controlling interest of, the equity interests of Borrower or the Consolidated Subsidiaries shall be sold, assigned, or otherwise transferred or if a security interest or other encumbrance shall be granted or otherwise acquired therein or with respect thereto except as provided herein and pursuant to the Pledge and Security Agreement entered into by Borrower in favor of Lenders in connection with this Agreement.

10.2     EFFECTS OF AN EVENT OF DEFAULT.

(1) Upon the happening of one or more Events of Default (except an Event of Default under either Section 10.1(e) or 10.1(f)), Lenders may declare any obligations it may have hereunder to be cancelled, and the principal of the Indebtedness then outstanding to be immediately due and payable, together with all interest thereon and costs and expenses accruing under the Transaction Documents. Upon such declaration, any obligations Lenders may have hereunder shall be immediately cancelled, and the Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or further notice of any kind to Borrower.

(2) Upon the happening of one or more Events of Default under Section 10.1(e) or 10.1(f), Lenders' obligations hereunder shall be cancelled immediately, automatically, and without notice, and the Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or notice of any kind to the Borrower.

11.     APPOINTMENT AND AUTHORIZATION OF AGENT.

11.1 APPOINTMENT AND AUTHORIZATION. Each Lender irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Each Lender hereby agrees to the provisions of each of the Transaction Documents and agrees to be bound thereby and authorize the Agent to enter into or accept each of the foregoing on its behalf.

11.2 AGENT AND AFFILIATES. U.S. Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and U.S. Bank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower, or any of its Affiliates as if it were not the Agent hereunder.

11.3 ACTION BY AGENT. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Event of Default, except as expressly provided in this Agreement.

11.4 CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

11.5 LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with any of the Transaction Documents (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified herein, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of any of the Transaction Documents or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

11.6 INDEMNIFICATION. Each Lender shall, ratably in accordance with its Revolving Credit Commitment, indemnify the Agent (to the extent not reimbursed by the Borrower) against any reasonable cost or expense (including counsel fees and disbursements), or any claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with any of the Transaction Documents or any action taken or omitted by the Agent thereunder.

11.7 CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under any of the Transaction Documents.

11.8 SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent give notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

11.9 ASSIGNMENT BY LENDERS. The Lenders may make assignments of their Revolving Credit Commitment to any Eligible Assignee, provided that such assignments are in a minimum amount of $5,000,000. The Lenders will also be permitted to sell participation rights with voting rights limited to those matters requiring unanimous approval by the Lenders to any Eligible Assignee. If any Lender makes an assignment as set forth in this Section, upon such assignment an assignment fee equal to $3,500 shall be payable to the Agent by the assigning Lender.

12.     LENDERS' RIGHTS AND REMEDIES.

12.1 GENERALLY. Lenders' rights and remedies with respect to the Collateral, in addition to those rights granted herein and in any other agreement between Borrower and Lenders now or hereafter in effect, shall be those of a secured party under the Uniform Commercial Code as in effect in the State and under any other applicable law.

12.2 NOTIFICATION OF ACCOUNT DEBTORS. Upon the occurrence of an Event of Default or an event which with notice or lapse of time, or both, would constitute an Event of Default, Lenders may, at any time and from time to time, notify any or all Account Debtors of the Security Interest and may direct such Account Debtors to make all payments on receivables directly to Lenders.

12.3 POSSESSION OF COLLATERAL. Whenever Lenders may take possession of the Collateral pursuant to Section 12.1, Lenders may take possession of the Collateral on Borrower's premises or may remove the Collateral, or any part thereof, to such other places as the Lenders may, in its sole discretion, determine. If requested by Lenders, Borrower shall assemble the Collateral and deliver it to Lenders at such place as may be designated by Lenders.

12.4 COLLECTION OF RECEIVABLES. Upon the occurrence of an Event of Default or an event which with notice or lapse of time, or both, would constitute an Event of Default, Lenders may demand, collect, and sue for all monies and proceeds due, or to become due, on the receivables (in either Borrower's or Lenders' name at the latter's option) with the right to enforce, compromise, settle, or discharge any or all receivables. If Lenders takes any action contemplated by this Section with respect to any receivable, Borrower shall not exercise any right that Borrower would otherwise have had to take such action with respect to such receivable.

12.5 LICENSE TO USE PATENTS, TRADEMARKS, AND TRADE NAMES. Borrower grants to Lenders a royalty-free license to use any, and all patents, trademarks, and trade names now or hereafter owned by or licensed to Borrower, including, without limitation, the items set forth on Schedule 5.1(d), for the purposes of manufacturing and disposing of Inventory after the occurrence of an Event of Default. All Inventory shall at least meet quality standards maintained by Borrower prior to such Event of Default.

13.      MISCELLANEOUS.

13.1 EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Transaction Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Transaction Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the other Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Transaction Documents and the other documents to be delivered hereunder.

13.2 LENDERS' CONSENTS, WAIVERS AND AMENDMENTS. The Required Lenders shall have the authority to grant any consents or waivers or approve any amendments to the Transaction Documents; provided, however, that unanimous approval of the Lenders shall be required for (i) increases in the aggregate Revolving Credit Commitment, (ii) reductions of principal, interest or fees payable, (iii) extensions of scheduled maturities or times for payments, (iv) the release of any Collateral, and (v) any amendment to required voting percentages.

13.3 PERFECTING THE SECURITY INTEREST; PROTECTING THE COLLATERAL. Borrower hereby authorizes Lenders to file such financing statements relating to the Collateral without Borrower's signature thereon as Lenders may deem appropriate, and appoints Lenders as Borrower's attorney-in-fact (without requiring Lenders) to execute any such financing statement or statements in Borrower's name and to perform all other acts which Lenders deems appropriate to perfect and continue the Security Interest and to protect, preserve, and realize upon the Collateral.

13.4 PERFORMANCE OF BORROWER'S DUTIES. Upon Borrower's failure to perform any of its duties under the Transaction Documents, including, without limitation, the duty to obtain insurance as specified in Section 8.7, Lenders may, but shall not be obligated to, perform any or all such duties.

13.5 NOTICE OF SALE. Without in any way requiring notice to be given in the following manner, Borrower agrees that any notice by Lenders of sale, disposition, or other intended action hereunder, or in connection herewith, whether required by the Uniform Commercial Code as in effect in the State or otherwise, shall constitute reasonable notice to Borrower if such notice is mailed by regular or certified mail, postage prepaid, at least ten (10) calendar days prior to such action, to Borrower's address or addresses specified above or to any other address which Borrower has specified in writing to Lenders as the address to which notices hereunder shall be given to Borrower.

13.6 WAIVER BY LENDERS. No course of dealing between Borrower and Lenders and no delay or omission by Lenders in exercising any right or remedy under the Transaction Documents or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Lenders are cumulative.

13.7 WAIVER BY BORROWER. Lenders shall have no obligation to take, and Borrower shall have the sole responsibility for taking, any and all steps to preserve rights against any and all Account Debtors and against any and all prior parties to any note, chattel paper, draft, trade acceptance, or other instrument for the payment of money covered by the Security Interest whether or not in Lenders' possession. Lenders shall not be responsible to Borrower for loss or damage resulting from Lenders' failure to enforce any receivables or to collect any moneys due, or to become due, thereunder or other proceeds constituting Collateral hereunder. Borrower waives protest of any note, check, draft, trade acceptance, or other instrument for the payment of money constituting Collateral at any time held by Lenders on which Borrower is in any way liable and waives notice of any other action taken by Lenders, including, without limitation, notice of Lenders' intention to accelerate the Indebtedness or any part thereof.

13.8 SETOFF. Without limiting any other right of Lenders, whenever Lenders has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Lenders, at its sole election, may setoff against the Indebtedness any and all monies then or thereafter owed to Borrower by Lenders in any capacity, whether or not the Indebtedness or the obligation to pay such monies owed by Lenders is then due, and Lenders shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Lenders' records subsequent thereto.

13.9 ASSIGNMENT. The rights and benefits of Lenders hereunder shall, if Lenders so agree, inure to any party acquiring any interest in the Indebtedness or any part thereof, provided such assignee agrees in writing to be bound by the terms hereof.

13.10 SUCCESSORS AND ASSIGNS. Lenders and Borrower, as used herein, shall include the successors or assigns of those parties, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

13.11 MODIFICATION. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Borrower and the Required Lenders.

13.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by Lenders and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

13.13 GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Any financial calculation to be made, all financial statements and other financial information to be provided, and all books and records to be kept in connection with the provisions of this Agreement, shall be in accordance with GAAP; provided, however, that in the event changes in GAAP shall be mandated by the Financial Accounting Standards Board or any similar accounting body of comparable standing, or should be recommended by Borrower's certified public accountants, to the extent such changes would affect any financial calculations to be made in connection herewith, such changes shall be implemented in making such calculations only from and after such date as Borrower and Lenders shall have amended this Agreement to the extent necessary to reflect such changes in the financial and other covenants to which such calculations relate.

13.14    INDEMNIFICATION.

(1) If after receipt of any payment of all, or any part of, the Indebtedness, Lenders are, for any reason, compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason, the Transaction Documents shall continue in full force and Borrower shall be liable, and shall indemnify and hold Lenders harmless for, the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Lenders' rights under the Transaction Documents and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section 13.14(a) shall survive the termination of this Agreement and the Transaction Documents.

(2) Borrower agrees to indemnify, defend, and hold harmless Lenders from and against, any and all liabilities, claims, damages, penalties, expenditures, losses, or charges, including, but not limited to, all costs of investigation, monitoring, legal representations, remedial response, removal, restoration, or permit acquisition, which may now, or in the future, be undertaken, suffered, paid, awarded, assessed, or otherwise incurred by Lenders or any other person or entity as a result of the presence of, Release of, or threatened Release of Hazardous Substances on, in, under, or near the property owned, leased, or operated by Borrower or any Consolidated Subsidiary. The liability of Borrower under the covenants of this Section 13.13(b) is not limited by any exculpatory provisions in this Agreement or any other documents securing the Indebtedness and shall survive repayment of the Indebtedness or any transfer or termination of this Agreement regardless of the means of such transfer or termination. Borrower agrees that Lenders shall not be liable in any way for the completeness or accuracy of any Environmental Report or the information contained therein. Borrower further agrees that Lenders has no duty to warn Borrower or any other person or entity about any actual or potential environmental contamination or other problem that may have become apparent, or will become apparent, to Lenders. The provisions of this Section 13.14(b) shall survive repayment of the Indebtedness.

(3) Borrower agrees to pay, indemnify, and hold Lenders harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, counsel and special counsel fees and disbursements in connection with any litigation, investigation, hearing, or other proceeding) with respect, or in any way related, to the existence, execution, delivery, enforcement, performance, and administration of this Agreement and any other Transaction Document (all of the foregoing, collectively, the "Indemnified Liabilities"). The provisions of this Section 13.14(c) shall survive repayment of the Indebtedness.

13.15 TERMINATION. This Agreement is, and is intended to be, a continuing Agreement and shall remain in full force and effect until the full and final payment of all of the Indebtedness; provided, however, that Borrower, subject to the provisions of Section 13.14(b), may terminate this Agreement at any time by giving Lenders at least ninety (90) days prior notice of termination in writing whereupon all outstanding Indebtedness shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Indebtedness is otherwise due and payable pursuant to the agreement or instrument evidencing same. Lenders may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default. Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the Security Interest, Lenders' rights and remedies under the Transaction Documents and Borrower's obligations and liabilities under the Transaction Documents, shall survive any termination of this Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Lenders, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. No Collateral shall be released or financing statement terminated until: (i) such final and irrevocable payment in full of the Indebtedness as described in the preceding sentence; and (ii) Borrower and Lenders execute a mutual general release, subject to Section 13.14 of this Agreement, in form and substance satisfactory to the Lenders and Borrower and their counsel. Thereafter, Lenders shall (at Borrower's expense) release or terminate all security interests, liens and encumbrances held by Lenders on the Collateral.

13.16 FURTHER ASSURANCES. From time to time, Borrower shall take such action and execute and deliver to Lenders such additional documents, instruments, certificates, and agreements as Lenders may reasonably request to effectuate the purposes of the Transaction Documents.

13.17 HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

13.18 CUMULATIVE SECURITY INTEREST, ETC. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for payment or performance of the Indebtedness, and no security taken hereafter as security for payment or performance of the Indebtedness shall impair in any manner or affect this Agreement, or the Security Interest granted hereby, all such present and future additional security to be considered as cumulative security.

13.19   LENDERS' DUTIES. Without limiting any other provision of this Agreement:
(a) the powers conferred on Lenders hereunder are solely to protect its interests and shall not impose any duty to exercise any such powers; and (b) except as may be required by applicable law, Lenders shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

13.20 NOTICES GENERALLY. All notices and other communications hereunder, unless otherwise expressly provided, shall be in writing and made by telecopy, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one Business Day after sending, if sent by telecopy or overnight air courier; and three Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party hereto shall be addressed to such party at the address set forth on the signature pages hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section 13.20.

13.21 SEVERABILITY. The provisions of this Agreement are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

13.22 INCONSISTENT PROVISIONS. The terms of this Agreement and the other Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Agreement shall prevail.

13.23 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules attached hereto and incorporated herein by this reference, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements between such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lenders to Borrower.

13.24 APPLICABLE LAW. This Agreement, and the transactions evidenced hereby, shall be governed by, and construed under, the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the state.

13.25 CONSENT TO JURISDICTION. Borrower and Lenders agree that any action or proceeding to enforce, or arising out of, the Transaction Documents may be commenced in any state or federal court of competent jurisdiction in the State of Colorado, and Borrower and Lenders waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower or Lenders, as appropriate, or as otherwise provided by the laws of the State or the United States.

13.26 JURY TRIAL WAIVER. Borrower and Lenders hereby knowingly, voluntarily, and intentionally waive any right to trial by jury borrower or lenders may have in any action or proceeding, in law or in equity, in connection with the Transaction Documents or the transactions related thereto. Borrower represents and warrants that no representative or agent of Lenders has represented, expressly or otherwise, that Lenders will not, in the event of litigation, seek to enforce this right to jury trial waiver. Borrower acknowledges that Lenders have been induced to enter into this Agreement by, among other things, the provisions of this Section 13.26.

13.27 NO ORAL AGREEMENTS. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect you (Borrower) and us (Lenders) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in the transaction documents, which are the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             BORROWER:

                             KOALA CORPORATION


                             By: /S/ Jeffrey L. Vigil
                                  ---------------------------------------------
                             Name:   Jeffrey L. Vigil
                             Title:   Vice President Finance and Administration

                             Address:
                             11600 East 53rd Avenue, Unit D
                             Denver, CO 80239
                             Attn: Mark A. Betker, President and CEO
                             Phone: (303) 770-3934
                             Facsimile: (303) 574-9000

                             LENDERS:

                             U.S. BANK NATIONAL ASSOCIATION


                             By: /S/ Joni M. Fish
                                -----------------------------------------------
                             Name:   Joni M. Fish
                             Title:  Vice President

                             Address:
                             8401 E. Belleview
                             Denver, Colorado 80237
                             Attention: Joni M. Fish, Vice President
                             Phone: (303) 771-2009
                             Facsimile: (303) 290-8671

                             KEYBANK NATIONAL ASSOCIATION


                             By: /S/ Philip J. Randell
                                 ----------------------------------------------
                             Name:   Philip J. Randell
                             Title:  Vice President

                             Address:
                             1675 Broadway, Suite 500
                             Denver, CO 80202
                             Attn: Philip J. Randell
                             Phone:   (720) 904-4534
                             Fax:     (720) 904-4515

                                    EXHIBIT B
                                 LIST OF LENDERS


LENDER                                      APPLICABLE COMMITMENT PERCENTAGES
------                                      ---------------------------------

U.S. BANK NATIONAL ASSOCIATION                       66.666666667

KEYBANK NATIONAL ASSOCIATION                         33.333333333

                                   EXHIBIT B-1

                                 PROMISSORY NOTE
                               (Revolving Credit)

$____________                                                 ___________, 2001
                                                              Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of ________________________ (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at _________________________, or at such other place as may be designated in writing by Lender from time to time, the principal sum of _________________ DOLLARS ($_______________), or such lesser amount which shall from time to time be owing hereunder on account of Advances made by Lender to or for the benefit or account of Borrower in accordance with the terms of the Revolving Credit and Security Agreement dated as of the date hereof between Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

                  1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

                  2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

                              KOALA CORPORATION


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

                                   EXHIBIT B-2

                                 PROMISSORY NOTE
                                   (Term Loan)

$____________                                                ___________, 2001
                                                             Denver, Colorado

         FOR VALUE RECEIVED, the undersigned, KOALA CORPORATION, a Colorado corporation (hereinafter referred to as the "Borrower"), promises to pay to the order of ________________________ (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at _________________________, or at such other place as may be designated in writing by Lender from time to time, the principal sum of _________________ DOLLARS ($_______________), in accordance with the terms of the Revolving Credit and Security Agreement dated as of the date hereof between Borrower and Lenders (as amended from time to time, the "Revolving Credit Agreement"), together with interest on the unpaid principal balances outstanding at the rate specified in the Revolving Credit Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Revolving Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

         If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Revolving Credit Agreement. Interest on the amount of interest so unpaid shall be compounded monthly until paid in full. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due.

         This Note is secured by the Collateral listed in the Revolving Credit Agreement and other security instruments described in the Revolving Credit Agreement. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect any right Lender has to retain the Collateral or any other collateral for any other Indebtedness of Borrower to Lender.

         Upon the occurrence of any of the following events:

                  1. Failure to pay when due any principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower under the Revolving Credit Agreement or under any of the other Transaction Documents; or

                  2. The occurrence of any other Event of Default under the Revolving Credit Agreement, or under any of the other Transaction Documents, which is not cured within any applicable cure period contained in the Revolving Credit Agreement;

then Lender may, at Lender's option: (i) have all principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the Default Rate for so long as said Event of Default shall continue; and
(ii) declare all sums outstanding or owing hereunder, including principal, interests fees, charges, expenses and other costs to be immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable if the Revolving Credit Agreement, or any of the other Transaction Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

         Borrower may prepay this Note, in whole or in part, at any time; provided, however, that any prepayment will be subject to the terms of Article 2 of the Revolving Credit Agreement.

         No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Revolving Credit Agreement, or the other Transaction Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Revolving Credit Agreement or the other Transaction Documents must be made in writing and shall be limited to the express written terms of such waiver.

         All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefor.

         Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

         Time is of the essence with respect to every provision hereof.

         This Note is issued pursuant to the Revolving Credit Agreement and is subject to the terms and conditions specified therein. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Revolving Credit Agreement.

         This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law, except to the extent that Federal laws preempt the laws of the State of Colorado.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

                               KOALA CORPORATION


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------

                                    EXHIBIT C

                               APPLICABLE MARGINS

The Applicable Margins for all purposes of this Agreement will be based on the Borrower's Consolidated Leverage Ratio (as determined quarterly) as follows:

Consolidated Leverage Ratio                          Applicable Margins
---------------------------                          ------------------


Less than 2.50 : 1                                         0.00%

Less than 3.00 : 1 and greater than
or equal than 2.50 : 1                                     0.75%

Less than 3.50 : 1 and greater than
or equal to 3.00 : 1                                       1.50%

Greater than or equal to 3.50 : 1                          2.50%

                                    EXHIBIT D

                       FINANCIAL STATEMENTS CERTIFICATION


         The undersigned, the ______________________________ of KOALA
CORPORATION (the "Borrower"), hereby certifies to U.S. BANK NATIONAL ASSOCIATION that attached hereto is a true, correct and complete copy of Borrower's financial statements as of the month ending ___________, 200_, which financial statements fairly present Borrower's financial position and consist of a balance sheet and related statements of income and cash flow covering the period from the end of the immediately preceding fiscal year to the end of such month.

KOALA CORPORATION

By:
        ------------------------------------------------------
Name:
        ------------------------------------------------------
Title:
        ------------------------------------------------------
Date:
        ------------------------------------------------------

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE


         KOALA CORPORATION (the "Borrower") hereby certifies to U.S. BANK NATIONAL ASSOCIATION and the other lenders named therein (the "Lenders") pursuant to the Revolving Credit Agreement between Borrower and Lenders dated _________, 2001, as amended from time to time (the "Revolving Credit Agreement"), that:

         A.       General.

                  1. Capitalized terms not defined herein shall have the meanings set forth in the Revolving Credit Agreement.

                  2. Borrower has complied with all the covenants and with all material terms and conditions to be performed or observed by it contained in the Revolving Credit Agreement and the Transaction Documents to which Borrower is a party.

                  3. Neither on the date hereof nor, if applicable, after giving effect to any Advance made under the Revolving Line of Credit on the date hereof, does there exist an Event of Default or an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  4. The representations and warranties contained in the Revolving Credit Agreement, in any Transaction Document to which Borrower is a party and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case, such representation and warranty shall be true, correct and complete on and as of such earlier date).

         B.       Financial Covenants.

                  1. As of ___________, 200__ or for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 9.12 of the Revolving Credit Agreement, are true and correct:


MAXIMUM CONSOLIDATED LEVERAGE RATIO                     Qtr Ending     Qtr Ending      Qtr Ending     Qtr Ending     Total
-----------------------------------                     -----------    -----------     -----------    ----------     -----------
Debt for Borrowed Money, including Capital Leases
Plus:  Performance Bonds
Plus: Contingent Liabilities and Other
         DEBT
                                                        -----------    -----------     -----------    ----------     -----------

Net Income:
Plus:  Consolidated Interest Expense
Plus:  Cash Taxes on Income
Plus: Amortization
Plus:  Depreciation
         CONSOLIDATED EBITDA                            -----------    -----------     -----------    ----------     -----------
         Annualization Factor (if applicable)
         ANNUALIZED FIXED CHARGES

Leverage Ratio (DEBT divided by ANNUALIZED CONSOLIDATED EBITDA)

                       Period
                       ------
                       9/30/01                                      4.35 : 1.00
                       12/31/01 through 3/31/02                     4.90 : 1.00
                       6/30/02 through 9/30/02                      3.30 : 1.00
                       12/31/02 and thereafter                      3:00 : 1.00
                       Complianc                        Yes _____   No _____

MINIMUM FIXED CHARGE COVERAGE RATIO
Consolidated EBITDA
Plus:  Rent and Operating Lease Expenses
Less: Cash Dividends
Less: Cash Taxes on Income
Less:  Unfinanced Capital Expenditures
                                                        -----------    -----------     -----------    ----------     -----------
         UNALLOCATED CASH FLOW ("UCF")
         Annualization Factor (if applicable)
         ANNUALIZED UCF

Scheduled Principal Payments
Plus: Cash Interest Expenses
Plus:  Rent and Operating Lease Expenses
                                                        -----------    -----------     -----------    ----------     -----------
         FIXED CHARGES
         Annualization Factor (if applicable)
         ANNUALIZED FIXED CHARGES

Fixed Charge Coverage Ratio (ANNUALIZED UCF
         divided by ANNUALIZED FIXED CHARGES)
                                     Period
                       9/30/01 through 12/31/01                     1.25 : 1.00
                       3/31/02 through 12/31/02                     1.10 : 1.00
                       3/31/03 and thereafter                       1.25 : 1.00
                       Compliance                    Yes _____      No _____

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Compliance Certificate in the name of and on behalf of Borrower on ____________, ____.

                             KOALA CORPORATION


                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                    EXHIBIT F


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT


         Reference is made to that certain Revolving and Security Agreement dated as of ___________, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Koala Corporation (collectively, "Koala"), the several financial institutions from time to time parties to the Credit Agreement (the "Lenders") and U.S. Bank National Association, as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

         The Assignor named on Schedule I (the "Assignor") and the Assignee named on Schedule I (the "Assignee") agree as follows:

         The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the pro rata share specified in Schedule I (the "Assigned interest") in the rights and obligations under the Credit Agreement.

         The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or with respect to the execution, legality, validity, enforceability, genuiness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the assigned interest and that such assigned interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Koala or any of its Subsidiaries or the performance or observance by Koala of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

         The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in the Section 8.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such owners and discretion under the Credit Agreement and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

         The effective date of this Assignment and Acceptance shall be as specified on Schedule I (the "Effective Date"). Following the execution of this Assignment and Acceptance, by Assignor and Assignee, it will be delivered to the Agent and Koala for acceptance by them to the extent required by the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the execution hereof).

         Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than any such rights which expressly survive the termination thereof).

         This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

                                        [The remainder of this page
intentionally left blank.]

                                   SCHEDULE I

Name of Assignor:
                                        ----------------------------------------

Name of Assignee:
                                        ----------------------------------------

Effective Date of Assignment:
                                        ----------------------------------------

Commitment and Pro Rata Share Assigned:
                                        ----------------------------------------

The terms set forth above and in the Assignment and Acceptance to which this
Schedule I is attached are hereby agreed to:



                            As Assignor


                            By:
                               -----------------------------------------------
                            Its:
                                ----------------------------------------------



                            As Assignee

                            By:
                               -----------------------------------------------
                            Its:
                                ----------------------------------------------

ASSIGNMENT ACKNOWLEDGED AND
CONSENTED TO:

U.S.BANK NATIONAL ASSOCIATION,
as Agent



By:
   --------------------------------------------------
Its:
    -------------------------------------------------

To the extent required by the Credit Agreement:

KOALA CORPORATION



By:
   --------------------------------------------------
Its:
    -------------------------------------------------

                                    EXHIBIT G

                            Form of Borrowing Notice


To:               U.S. Bank National Association, as Agent
                  601 Second Avenue South
                  Minneapolis, MN 55402-4302
                  Attn: Agency Services MPFP0612
                  Facsimile: (612) 973-4334

         Reference is hereby made to the Revolving Credit and Security Agreement dated as of September 26, 2001 (the "Agreement") among Koala Corporation, a Colorado corporation (the "Borrower"), the Lenders (as defined in the Agreement), and U.S. Bank National Association, as agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent that Advances of the type and amount set forth below be made on the date indicated:

Type of Loan               Aggregate Amount(1)                Date of Loan
------------               ----------------                   ------------

Base Rate Loan
                  --------------------------         ------------------

(1) Base Rate Loan: Must be $100,000 or if greater, an integral multiple of $10,000.

         The Borrower hereby requests that the proceeds of Advances described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions]

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article 6 of the Agreement and in the Transaction Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 6.8 of the Agreement shall be deemed (solely for the purpose of the representation and warranty contained in such Section 6.8 but not for the purpose of any cross reference to such Section 6.8 or to the financial statements described therein contained in any other provision of Article 6) to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement.

         (3) All conditions contained in the Agreement to the making of any Advance requested hereby have been met or satisfied in full.

                                 KOALA CORPORATION



                                 By:
                                    ------------------------------------------
                                          Authorized Representative

                                 DATE:
                                      ----------------------------------------

                                    EXHIBIT H

                           BORROWING BASE CERTIFICATE


                                      As of the Period Ending _________________

         This Certificate is submitted in connection with the Amended an Restated Revolving Credit, Term Loan and Security Agreement dated as of September 26, 2001, as it my be amended from time to time (the "Agreement") between the Lenders and Borrower.

         The undersigned hereby certifies to Lenders that the undersigned is familiar with the following financial information, which has been taken from Borrower's books and records, which are complete and accurate, and the following calculations on the Borrowing Base and the remaining amount under the Borrowing Base are true and correct.

                                 BORROWING BASE

A.       Total Accounts Receivable
                                                           -------
         Less: Ineligible Accounts:
         Over 90 Days from date of Invoice
                                                           -------
         10% Rule
                                                           -------
         Contra Accounts
                                                           -------
         Customer Deposits
                                                           -------
         Intercompany, Affiliate Accounts
                                                           -------
         Officer, Employee Accounts
                                                           -------
             Foreign Accounts not backed by L/C or
             credit insurance
                                                           -------

B.       Total Ineligible Accounts
                                                           -------
C.       Eligible Accounts (A less B)                             x 80%
                                                           -------     --------

D.       Total Inventory (excluding Component Parts)
                                                           -------
Less: Ineligible Inventory
                                                           -------
         Obsolete or Slow Moving Inventory
                                                           -------
         Damaged or Defective Inventory
                                                           -------
         In Transit Inventory
                                                           -------
         Packaging Materials / Supplies
                                                           -------
         Inventory at Vendor Locations
                                                           -------
         Work in Process
                                                           -------
         Forms, Fixtures, Tools, Jigs
                                                           -------
         Scrap, R&D
                                                           -------

E.       Total Ineligible Inventory
                                                           -------

F.       Total Ineligible Inventory
           (excluding Component Parts)                            x 50%
                                                           -------       ------
                  (D less E)

G.       Component Parts Inventory                                x 30%
                                                           -------       ------

H.       Total Eligible Inventory
           (F plus G; capped at $6,000,000)
                                                           ------------------

I.       Total Borrowing Base (C plus H)
                                                           ------------------

J.       Less: Outstandings on the Revolving Line of Credit
                                                           ------------------
K.       Less: Outstanding Letters of Credit
                                                           -----------------
L.       Total Outstandings (J plus K)
                                                           -----------------

M.       Excess / (Deficit) Borrowing Base (I less L)
                                                           -----------------

                  The undersigned further certifies that (a) Borrower is in compliance with all of the covenants contained in the Agreement and (b) there has been no Event of Default under this Agreement which has not been cured or waived.



         By:
            -----------------------------------------
         Title:
               --------------------------------------
         Date:
              ---------------------------------------